SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:
[  ]   Preliminary Proxy Statement



[  ]   Preliminary Additional Materials



[X]    Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(e) or Sec. 240.14a-12

      (Name of Registrant as Specified In Its Charter)

            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

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
[X]    $125 per Exchange Act Rules 0-11(c)(ii), 14a-6(j) (1), or 14a-6(j) (2).



[  ]   $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j) (3).



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.

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            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:


[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:

FIDELITY ADVISOR LIMITED TERM TAX-EXEMPT FUND:
CLASS A
CLASS B
INSTITUTIONAL CLASS
FIDELITY ADVISOR SHORT INTERMEDIATE TAX-EXEMPT FUND:
CLASS A
FIDELITY ADVISOR NORTH AMERICAN GOVERNMENT FUND:
CLASS A
   INSTITUTIONAL CLASS
FUNDS OF
FIDELITY ADVISOR SERIES VI
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-   522-7297
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the
Meeting) of Fidelity Advisor Limited Term Tax-Exempt Fund   ,     Fidelity
Advisor Short Intermediate Tax-Exempt Fund    and Fidelity Advisor North
American Government Fund    , (the funds), will be held at the office of
Fidelity Advisor Series VI (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on June 14, 1995, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1.  To elect a Board of Trustees.
 2. To ratify the selection of Coopers & Lybrand, L.L.P. as independent accountants of the trust.
 3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
 4. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
 5. To amend the Declaration of Trust to provide each fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 6. To adopt a new fundamental investment policy for Limited Term
Tax-Exempt Fund and Short Intermediate Tax-Exempt Fund    to permit each
fund     to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 7. To amend the Bylaws of the Trust to require only Trustee approval of further amendments to the bylaws.
 8. To approve an amended management contract for Limited Term Tax-Exempt
Fund.
 9. To approve an amended management contract for Short Intermediate Tax-Exempt Fund.
 10. To amend the Class A Distribution and Service Plan for Limited Term Tax-Exempt Fund and Short Intermediate Tax-Exempt Fund.
 11. To amend the Class B Distribution and Service Plan for Limited Term Tax-Exempt Fund.
12. To amend Limited Term Tax-Exempt Fund's investment objective and policies to provide greater investment latitude to seek high current income.
13. To replace certain of Limited Term Tax-Exempt Fund's fundamental investment policies with non-fundamental policies.
1   4    . To adopt a fundamental investment policy concerning the
tax-exempt status of distributions for Limited Term Tax-Exempt Fund   .
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
   15. To adopt a fundamental investment limitation concerning senior securities for Limited Term Tax-Exempt Fund.
16. To adopt a fundamental investment limitation concerning commodities for Limited Term Tax-Exempt Fund.
17. To amend Limited Term Tax-Exempt Fund's fundamental investment limitation concerning diversification.
18. To eliminate Limited Term Tax-Exempt Fund's fundamental investment limitation concerning short sales of securities.
19. To eliminate Limited Term Tax-Exempt Fund's fundamental investment limitation concerning margin purchases.
20. To amend Limited Term Tax-Exempt Fund's fundamental investment limitation concerning borrowing.
21. To amend Limited Term Tax-Exempt Fund's fundamental investment
limitation concerning    the     underwriting of securities.
22. To amend Limited Term Tax-Exempt Fund's fundamental investment limitation concerning the concentration of its investments in a single industry.
23. To amend Limited Term Tax-Exempt Fund's fundamental investment limitation concerning real estate.
24. To amend Limited Term Tax-Exempt Fund's fundamental investment limitation concerning lending.
25. To eliminate Limited Term Tax-Exempt Fund's fundamental investment limitation concerning investments in other investment companies.
26. To eliminate Limited Term Tax-Exempt Fund's fundamental investment limitation concerning investments in securities of newly-formed issuers.
27. To eliminate Limited Term Tax-Exempt Fund and Short Intermediate Tax-Exempt Fund's fundamental investment limitation concerning investing in oil, gas, and mineral exploration programs.
2   8    . To eliminate Limited Term Tax-Exempt Fund's fundamental
investment limitation concerning purchasing securities of an issuer in which the Trustees or directors and officers of the fund or FMR hold more than 5% of the outstanding securities of such issuer.

 The Board of Trustees has fixed the close of business on April 17, 1995 as the record date for the determination of the shareholders of each fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By the order of the Board of Trustees,
ARTHUR S. LORING, Secretary
April 27, 1995
YOUR VOTE IS IMPORTANT
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE TO THE FUNDS, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help you avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR LIMITED TERM TAX-EXEMPT FUND:
CLASS A
CLASS B
INSTITUTIONAL CLASS
FIDELITY ADVISOR SHORT INTERMEDIATE TAX-EXEMPT FUND:
CLASS A
FIDELITY ADVISOR NORTH AMERICAN GOVERNMENT FUND:
CLASS A
   INSTITUTIONAL CLASS
JUNE 14, 1995
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Advisor Series VI (the trust) to be used at the Special Meeting of
Shareholders of Fidelity Advisor Limited Term Tax-Exempt Fund   ,
Fidelity Advisor Short Intermediate Tax-Exempt Fund   , and Fidelity
Advisor  North American Government Fund     (the funds) and at any
adjournments thereof (the Meeting), to be held June 14, 1995 at 9:00 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company
(FMR), the funds' investment adviser. The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about April 27, 1995. In order to save the funds money, FMR encourages you to return your proxy card by June 7, 1995. Supplementary solicitations may be made by mail, telephone, telegraph, or by personal interview by representatives of the trust. In addition, Boston Financial Data Services may be paid to solicit shareholders on behalf of the funds at an
anticipated cost of approximately $   8,000    . The expenses in connection
with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person. All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 Shares of each class of each fund in the trust issued and outstanding as of March 31, 1995 are indicated in the following table:
 Fidelity Advisor Limited Term Tax-Exempt Fund:
  Class A     5,897,069
  Class B    305,687
  Institutional Class    1,145,367
 Fidelity Advisor Short Intermediate Tax-Exempt Fund:
  Class A     1,734,140
 Fidelity Advisor North American Government Fund:
  Class A 1
     Institutional Class     1
 To the knowledge of the trust, substantial (5% or more) record ownership
of the funds on March 31, 1995 was as follows:    for Limited Term
Tax-Exempt - Institutional Class: Laird Norton Co., Seattle, WA (26%), First Union National Bank, Charlotte, NC (18%), Citizens State Bank, Corpus Christi, TX (10%), First Interstate Bank of Texas, Houston, TX (9%), South Holland Bancorp, South Holland, IL (6%), Citizens National Bank of
Evansville, Evansville, IN (5%),     for Limited Term Tax-Exempt - Class A:
Merrill Lynch Pierre, Fenner & Smith, Jacksonville, FL (9%)   , for Limited
Term Tax-Exempt - Class B: Donaldson Lufkin Jeannette, Jersey City, NJ
(15%) and     for Short Intermediate Tax-Exempt - Class A: David W. Dowdy,
Colleyville, TX. (5%) and, NFSC, Honolulu, HI (11%). To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds on that date other than the shares of North American Government Fund held by FMR or its affiliates.
FMR has advised the trust that for Proposals 1, 2, 3, 4, 5 and 7 contained in this Proxy Statement, it will vote its shares at the Meeting FOR each
Proposal.     Shareholders of record at the close of business on April 17,
1995, will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
 FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1994 CALL OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
 VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1. APPROVAL OF PROPOSALS 2, 6, 8, 9 AND 12 THROUGH 28 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE TRUST, EACH FUND OF THE TRUST, AND EACH CLASS OF EACH FUND. APPROVAL OF PROPOSALS 4 AND 5 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE
OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST.    APPROVAL OF PROPOSAL
7 REQUIRES THE AFFIRMATIVE VOTE OF THE VOTE OF THE MAJORITY OF THE
OUTSTANDING SHARES OF THE TRUST.     APPROVAL OF PROPOSAL 10 REQUIRES THE
AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF CLASS A SHAREHOLDERS. IN ORDER FOR CLASS B SHAREHOLDERS TO APPROVE PROPOSAL 10 WITH RESPECT TO CLASS B SHARES, AN AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF CLASS B SHAREHOLDERS IS REQUIRED. APPROVAL OF PROPOSAL 11 REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE
OUTSTANDING VOTING SECURITIES OF CLASS B SHAREHOLDERS   .
UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), A "MAJORITY VOTE OF THE OUTSTANDING VOTING SECURITIES'' MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE SHARES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
The following table summarizes the proposals applicable to all class's shares of each fund.

PROPOSAL                                          PROPOSAL DESCRIPTION                     APPLICABLE FUND(S) OR
#                                                                                          CLASS(ES)

1.                                                To elect as Trustees the 12              Limited Term Tax-Exempt
                                                  nominees presented.                      Short Intermediate
                                                                                           Tax-Exempt
                                                                                           North American Government

2.                                                To ratify the selection of               Limited Term Tax-Exempt
                                                  Coopers & Lybrand L.L.P.                 Short Intermediate
                                                  as independent                           Tax-Exempt
                                                  accountants of the trust.                North American Government


3.                                                To amend the Declaration                 Limited Term Tax-Exempt
                                                  of Trust to provide voting               Fund
                                                  rights based on a                        Short Intermediate
                                                  shareholder's total dollar               Tax-Exempt
                                                  investment, rather than on               North American Government
                                                  the number of shares
                                                  owned.

4.                                                To amend the Declaration                 Limited Term Tax-Exempt
                                                  of Trust to eliminate the                Short Intermediate
                                                  requirement that                         Tax-Exempt
                                                  shareholders be notified                 North American Government
                                                  within three months in the
                                                  event of an appointment of
                                                  a trustee.

5.                                                To amend the Declaration                 Limited Term Tax-Exempt
                                                  of Trust to clarify that the             Short Intermediate
                                                  Trustees may authorize the               Tax-Exempt
                                                  investment of all of a fund's            North American Government
                                                  assets in another open-end
                                                  investment company with
                                                  substantially the same
                                                  investment objective and
                                                  policies.

6.                                                To adopt a new                           Limited Term Tax-Exempt
                                                  fundamental investment                   Short Intermediate
                                                  policy for the fund that                 Tax-Exempt
                                                  would permit it to invest all
                                                  of its assets in another
                                                  open-end investment
                                                  company with substantially
                                                  the same investment
                                                  objective and policies.

7.                                                To amend the By-Laws of                  Limited Term Tax-Exempt
                                                  the trust to allow                       Short Intermediate
                                                  amendments by the                        Tax-Exempt
                                                  Trustees without                         North American Government
                                                  shareholder approval.

8.                                                To approve an amended                    Limited Term Tax-Exempt
                                                  management contract for
                                                  the fund that would reduce
                                                  the management fee
                                                  payable to FMR by the fund
                                                  as FMR's assets under
                                                  management increase.

9.                                                To approve an amended                    Short Intermediate
                                                  management contract for                  Tax-Exempt
                                                  the fund that would reduce
                                                  the management fee
                                                  payable to FMR by the fund
                                                  as FMR's assets under
                                                  management increase.

10.                                               To approve an amended                    Limited Term Tax-Exempt:
                                                  Distribution and Service                 Class A
                                                  Plan for Class A shares of               Limited Term Tax-Exempt:
                                                  the fund that would remove               Class B
                                                  from the 12b-1 fee                       Short Intermediate
                                                  calculation the exclusion of             Tax-Exempt:
                                                  shares purchased 144                     Class A
                                                  months prior.

11.                                               To approve an amended                    Limited Term Tax-Exempt:
                                                  Distribution and Service                 Class B
                                                  Plan for Class B shares of
                                                  the fund that would remove
                                                  from the 12b-1 fee
                                                  calculation the exclusion of
                                                  shares purchased 144
                                                  months prior.

12.                                               To amend the investment                  Limited Term Tax-Exempt
                                                  objective and policies of the
                                                  fund to provide greater
                                                  investment latitude    and     to
                                                     permit the fund to invest in
                                                     securities rated investment
                                                     grade or higher.

13.                                               To replace certain                       Limited Term Tax-Exempt
                                                  fundamental investment
                                                  policies with
                                                  non-fundamental policies to
                                                  allow amendments without
                                                  further shareholder
                                                  approval.

1   4    .                                        To adopt a fundamental                   Limited Term Tax-Exemp   t
                                                  investment policy regarding
                                                  the tax-exempt status of
                                                  distributions to be
                                                  consistent with guidelines
                                                  specified by the SEC.

ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

   15.                                               Senior Securities To adopt               Limited Term Tax-Exempt

                                                     a fundamental investment
                                                     limitation to clarify the fund
                                                     has the ability to issue
                                                     senior securities to the
                                                     extent permitted under the
                                                     1940 Act.

   16.                                               Commodities To adopt a                   Limited Term Tax-Exempt
                                                     fundamental investment
                                                     limitation describing the
                                                     fund's policy regarding the
                                                     purchase and sale of
                                                     commodities.

17.                                               Diversification To    amend              Limited Term Tax-Exempt
                                                     the     fundamental investment
                                                  limitation regarding
                                                  diversification that will
                                                  permit the fund to hold
                                                  more than 10% of the
                                                  voting securities of one or
                                                  more issuers.

18.                                               Short Sales To replace the               Limited Term Tax-Exempt
                                                  fundamental investment
                                                  limitation with a
                                                  non-fundamental limitation
                                                  which explicitly allows
                                                  investment in options.

19.                                               Margin Purchases To                      Limited Term Tax-Exempt
                                                  replace the fundamental
                                                  investment limitation with a
                                                  similar non-fundamental
                                                  investment limitation.

20.                                               Borrowing To amend the                   Limited Term Tax-Exempt
                                                  borrowing limitation to
                                                  require a reduction in
                                                  borrowing if borrowings
                                                  exceed the 33 1/3% limit for
                                                  any reason rather than
                                                  solely because of a decline
                                                  in net assets.

21.                                               Underwriting To clarify the              Limited Term Tax-Exempt
                                                  fundamental policy with
                                                  respect to underwriting.

22.                                               Concentration To                         Limited Term Tax-Exempt
                                                  standardize language and
                                                  explicitly exclude
                                                  "tax-exempt obligations
                                                  issued or guaranteed by a
                                                  U.S. territory or possession
                                                  or a state or local
                                                  government, or a political
                                                  subdivision thereof" from
                                                  the limitation.

23.                                               Real Estate To amend the                 Limited Term Tax-Exempt
                                                  fundamental investment
                                                  limitation concerning the
                                                  purchase and sale of real
                                                  estate.

24.                                               Lending To clarify that the              Limited Term Tax-Exempt
                                                  fund can purchase an entire
                                                  issue of debt securities   .

25.                                               Other Investment                         Limited Term Tax-Exempt
                                                  Companies To replace the
                                                  fundamental investment
                                                  limitation with a
                                                  non-fundamental limitation
                                                  restricting ownership of
                                                  other investment
                                                  companies.

26.                                               Newly-Formed Issuers To                  Limited Term Tax-Exempt
                                                  replace the fundamental
                                                     investment     limitation
                                                  restricting investments in
                                                  securities where payment of
                                                  principal and interest are
                                                  the responsibility of a
                                                  company with less than
                                                  three years' operating
                                                  history with a similar
                                                  non-fundamental limitation.

27.                                               Oil, Gas, & Mineral                      Limited Term Tax-Exempt
                                                  Exploration To replace the               Short Intermediate
                                                  fundamental limitation                   Tax-Exempt
                                                  restricting investments in
                                                  oil, gas, and mineral
                                                  exploration programs with a
                                                  similar non-fundamental
                                                  limitation.

28.                                               Trustee Ownership To                     Limited Term Tax-Exempt
                                                  replace the fundamental
                                                  limitation restricting    the
                                                  purchase of an issuer's
                                                  securities if a trustee,
                                                  director, or officer of the
                                                  fund or FMR hold more
                                                  than 5% of the outstanding
                                                  securities of that issuer with
                                                  a similar non-fundamental
                                                  limitation.


1. TO ELECT A BOARD OF TRUSTEES.
 Pursuant to the provisions of the Declaration of Trust of Fidelity Advisor Series VI, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 All nominees named below are currently Trustees of Fidelity Advisor Series VI and have served in that capacity continuously since originally elected or appointed. Mr. Cox, Mrs. Davis, and Mr. Mann were selected by the
trust's Nominating and Administration Committee (see page        ) and were
appointed to the Board in November 1991, December 1992, and October 1993, respectively. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. Except for Peter S. Lynch, each of the nominees is currently a Trustee or General Partner, as the case may be, of 206 other funds advised by FMR. Mr. Lynch is currently Trustee or General Partner, as the case may be, of 204 other funds advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.
Nominee                  Principal Occupation   **              Year of
 (Age)                                                          Election or
                                                                Appointmen
                                                                t

*J. Gary Burkhead        Senior Vice President, is              1990
82 Devonshire Street     President of FMR; and President
Boston, MA               and a Director of FMR Texas
 (53)                    Inc. (1989), Fidelity
                         Management & Research (U.K.)
                         Inc., and Fidelity Management &
                         Research (Far East) Inc.

Ralph F. Cox             Consultant to Western Mining           1991
200 Rivercrest Drive     Corporation (1994). Prior to
Fort Worth, TX           February 1994, he was
 (62)                    President of Greenhill Petroleum
                         Corporation (petroleum
                         exploration and production,
                         1990). Until March 1990, Mr.
                         Cox was President and Chief
                         Operating Officer of Union
                         Pacific Resources Company
                         (exploration and production). He
                         is a Director of Bonneville Pacific
                         Corporation (independent power,
                         1989), Sanifill Corporation
                         (non-hazardous waste, 1993),
                         and CH2M Hill Companies
                         (engineering). In addition, he
                         served on the Board of Directors
                         of the Norton Company
                         (manufacturer of industrial
                         devices, 1983-1990) and
                         continues to serve on the Board
                         of Directors of the Texas State
                         Chamber of Commerce, and is a
                         member of advisory boards of
                         Texas A&M University and the
                         University of Texas at Austin.

Phyllis Burke Davis      Prior to her retirement in             1992
P.O. Box 264             September 1991, Mrs. Davis
Bridgehampton, NY        was the Senior Vice President of
 (63)                    Corporate Affairs of Avon
                         Products, Inc. She is currently a
                         Director of BellSouth
                         Corporation
                         (telecommunications), Eaton
                         Corporation (manufacturing,
                         1991), and the TJX Companies,
                         Inc. (retail stores, 1990), and
                         previously served as a Director
                         of Hallmark Cards, Inc.
                         (1985-1991) and Nabisco
                         Brands, Inc. In addition, she is a
                         member of the President's
                         Advisory Council of The
                         University of Vermont School
                         of Business Administration.

Richard J. Flynn         Financial consultant. Prior to         1990
77 Fiske Hill            September 1986, Mr. Flynn was
Sturbridge, MA           Vice Chairman and a Director of
 (71)                    the Norton Company
                         (manufacturer of industrial
                         devices). He is currently a
                         Trustee of College of the Holy
                         Cross and Old Sturbridge
                         Village, Inc.

*Edward C. Johnson       President, is Chairman, Chief          1990
3d                       Executive Officer and a Director
82 Devonshire Street     of FMR Corp.; a Director and
Boston, MA               Chairman of the Board and of
 (64)                    the Executive Committee of
                         FMR; Chairman and a Director
                         of FMR Texas Inc. (1989),
                         Fidelity Management &
                         Research (U.K.) Inc., and
                         Fidelity Management &
                         Research (Far East) Inc.

E. Bradley Jones         Prior to his retirement in 1984,       1990
3881-2 Lander Road       Mr. Jones was Chairman and
Chagrin Falls, OH        Chief Executive Officer of LTV
 (67)                    Steel Company. Prior to May
                         1990, he was a Director of
                         National City Corporation (a
                         bank holding company) and
                         National City Bank of Cleveland.
                         He is a Director of TRW Inc.
                         (original equipment and
                         replacement products),
                         Cleveland-Cliffs Inc (mining),
                         NACCO Industries, Inc. (mining
                         and marketing), Consolidated
                         Rail Corporation, Birmingham
                         Steel Corporation, Hyster-Yale
                         Materials Handling, Inc. (1989)
                         and RPM Inc. (manufacturer of
                         chemical products, 1990). In
                         addition, he serves as a Trustee
                         of First Union Real Estate
                         Investments, a member of the
                         Board of Trustees and of the
                         Executive Committee of the
                         Cleveland Clinic Foundation, a
                         Trustee and a member of the
                         Executive Committee of
                         University School (Cleveland),
                         and a Trustee of Cleveland
                         Clinic Florida.

Donald J. Kirk           Executive-in-Residence (1995)          1990
One Harborside           at Columbia University Graduate
680 Steamboat Road       School of Business and a
Apartment #1-North       financial consultant. From 1987
Greenwich, CT            to January 1995, Mr. Kirk was a
 (62)                    Professor at Columbia University
                         Graduate School of Business.
                         Prior to 1987, he was Chairman
                         of the Financial Accounting
                         Standards Board. Mr. Kirk is a
                         Director of General Re
                         Corporation (reinsurance) and
                         Valuation Research Corp.
                         (appraisals and valuations,
                         1993). In addition, he serves as
                         Vice Chairman of the Board of
                         Directors of the National Arts
                         Stabilization Fund, Vice
                         Chairman of the Board of
                         Trustees of the Greenwich
                         Hospital Association, and as a
                         Member of the Public Oversight
                         Board of the American Institute
                         of Certified Public Accountants'
                         SEC Practice Section (1995).

*Peter S. Lynch          Vice Chairman and Director of          1990
82 Devonshire Street     FMR (1992). Prior to his
Boston, MA               retirement on May 31, 1990, he
  (52)                   was a Director of FMR (1989)
                         and Executive Vice President of
                         FMR (a position he held until
                         March 31, 1991); Vice President
                         of Fidelity Magellan Fund and
                         FMR Growth Group Leader; and
                         Managing Director of FMR Corp.
                         Mr. Lynch was also Vice
                         President of Fidelity Investments
                         Corporate Services (1991-1992).
                         He is a Director of W.R. Grace &
                         Co. (chemicals, 1989) and
                         Morrison Knudsen Corporation
                         (engineering and construction).
                         In addition, he serves as a
                         Trustee of Boston College,
                         Massachusetts Eye & Ear
                         Infirmary, Historic Deerfield
                         (1989) and Society for the
                         Preservation of New England
                         Antiquities, and as an Overseer
                         of the Museum of Fine Arts of
                         Boston (1990).

Gerald C. McDonough      Chairman of G.M. Management            1990
135 Aspenwood Drive      Group (strategic advisory
Cleveland, OH            services). Prior to his retirement
 (66)                    in July 1988, he was Chairman
                         and Chief Executive Officer of
                         Leaseway Transportation Corp.
                         (physical distribution services).
                         Mr. McDonough is a Director of
                         ACME-Cleveland Corp. (metal
                         working, telecommunications
                         and electronic products),
                         Brush-Wellman Inc. (metal
                         refining), York International
                         Corp. (air conditioning and
                         refrigeration, 1989), Commercial
                         Intertech Corp. (water treatment
                         equipment, 1992), and
                         Associated Estates Realty
                         Corporation (a real estate
                         investment trust, 1993).

Edward H. Malone         Prior to his retirement in 1985,       1990
5601 Turtle Bay Drive    Mr. Malone was Chairman,
#2104                    General Electric Investment
Naples, FL               Corporation and a Vice
 (70)                    President of General Electric
                         Company. He is a Director of
                         Allegheny Power Systems, Inc.
                         (electric utility), General Re
                         Corporation (reinsurance), and
                         Mattel Inc. (toy manufacturer). In
                         addition, he serves as a Trustee
                         of Corporate Property Investors,
                         the EPS Foundation at Trinity
                         College, the Naples
                         Philharmonic Center for the Arts,
                         and Rensselaer Polytechnic
                         Institute, and he is a member of
                         the Advisory Boards of Butler
                         Capital Corporation Funds and
                         Warburg, Pincus Partnership
                         Funds.

Marvin L. Mann           Chairman of the Board,                 1993
55 Railroad Avenue       President, and Chief Executive
Greenwhich, CT           Officer of Lexmark International,
 (62)                    Inc. (office machines, 1991).
                         Prior to 1991, he held positions
                         of Vice President of International
                         Business Machines Corporation
                         ("IBM") and President and
                         General Manager of various IBM
                         divisions and subsidiaries. Mr.
                         Mann is a Director of M.A.
                         Hanna Company (chemicals,
                         1993) and Infomart (marketing
                         services, 1991), a Trammell
                         Crow Co. In addition, he serves
                         as the Campaign Vice Chairman
                         of the Tri-State United Way
                         (1993) and is a member of the
                         University of Alabama
                         President's Cabinet (1990).

Thomas R. Williams       President of The Wales Group,          1990
21st Floor               Inc. (management and financial
191 Peachtree Street,    advisory services). Prior to
N.E.                     retiring in 1987, Mr. Williams
Atlanta, GA              served as Chairman of the
 (66)                    Board of First Wachovia
                         Corporation (bank holding
                         company), and Chairman and
                         Chief Executive Officer of The
                         First National Bank of Atlanta
                         and First Atlanta Corporation
                         (bank holding company). He is
                         currently a Director of BellSouth
                         Corporation
                         (telecommunications), ConAgra,
                         Inc. (agricultural products),
                         Fisher Business Systems, Inc.
                         (computer software), Georgia
                         Power Company (electric utility),
                         Gerber Alley & Associates, Inc.
                         (computer software), National
                         Life Insurance Company of
                         Vermont, American Software,
                         Inc. (1989), and AppleSouth,
                         Inc. (restaurants, 1992).



** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of    March 31, 1995    , the nominees and officers of the trust owned,
in the aggregate, less than 1% of any of the funds' outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended November 30, 1994. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, of FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of
Trustees. Currently, Messrs. Kirk (Chairman), Cox, and    Williams     are
members of the Committee. This Committee oversees and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the trust (see Proposal 2), reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. During the twelve months ended November 30, 1994, the Committee held four meetings.
        The trust's Nominating and Administration Committee is currently composed of Messrs. Flynn (Chairman), McDonough, and Williams. The Committee members confer periodically and hold meetings as required. The Committee is charged with the duties of reviewing the composition and compensation of the Board of Trustees, proposing additional non-interested Trustees, monitoring the performance of legal counsel employed by the funds and the non-interested Trustees, and acting as the administrative committee under the Retirement Plan for non-interested Trustees. During the twelve months ended November 30, 1994, the Committee held three meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
 The following table sets forth information describing the compensation of
each current        trustee of each fund for his or her services as trustee
for the fiscal year ended November 30, 1994.
   COMPENSATION TABLE
      Aggregate Compensation from each
      Fund

   Trustees                     Limited Term   Short-Intermediat
                                Tax-Exempt     e Tax-Exempt

   J. Gary Burkhead**              $ 0            $ 0

Ralph F. Cox                        34             3

Phyllis Burke Davis                 33             3

Richard J. Flynn                    41             3

E. Bradley Jones                    33             3

   Edward C. Johnson 3d**           0              0

Donald J. Kirk                      33             3

   Peter S. Lynch**                 0              0

Gerald C. McDonough                 34             3

Edward H. Malone                    34             3

Marvin L. Mann                      34             3

Thomas R. Williams                  33             3

   Trustees               Pension or         Estimated          Total
                          Retirement         Annual Benefits    Compensatio
                          Benefits           Upon               n
                          Accrued as Part    Retirement from    from the
                          of                 the Fund           Fund
                          Fund Expenses      Complex*           Complex*
                          from
                          the Fund
                          Complex*

   J. Gary                   $ 0                $ 0                $ 0
   Burkhead**

Ralph F. Cox                      5,200              52,000             125,000

Phyllis Burke              5,200              52,000             122,000
Davis

Richard J. Flynn           0                  52,000             154,500

E. Bradley Jones           5,200              49,400             123,500

   Edward C.
                0                  0                  0
   Johnson 3d**

Donald J. Kirk             5,200              52,000             125,000

   Peter S. Lynch**           0                  0                  0

Gerald C.                  5,200              52,000             125,000
McDonough

Edward H. Malone           5,200              44,200             128,000

Marvin L. Mann             5,200              52,000             125,000

Thomas R.                  5,200              52,000             126,500
Williams

* Information is as    of     December 31, 1994 for        206 funds in the
complex.
   ** Interested trustees of the funds are compensated by FMR.
 Under a retirement program adopted in July 1988, the non-interested Trustees, upon reaching age 72, become eligible to participate in a retirement program under which they receive payments during their lifetime from a fund based on their basic trustee fees and length of service. The obligation of a fund to make such payments is not secured or funded. Trustees become eligible if, at the time of retirement, they have served on the Board for at least five years. Currently, Messrs. Ralph S. Saul, William R. Spaulding, Bertram H. Witham, and David L. Yunich, all former non-interested trustees, receive retirement benefits under the program.
2. TO RATIFY THE SELECTION OF COOPERS & LYBRAND, L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firm of Coopers & Lybrand, L.L.P. has been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand, L.L.P. has advised the trust that it has no direct or material indirect ownership interest in the trust.
 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Coopers & Lybrand, L.L.P. are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve, a proposal to amend Article VIII, Section 1 of the Declaration of Trust. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Limited Term Tax-Exempt, Short Intermediate Tax-Exempt, and North American Government, are funds of Fidelity Advisor Series VI, an open-end management investment company organized as a Massachusetts business trust. Shareholders vote on a fund-wide basis on matters that affect a fund as a whole, such as approving changes to fundamental investment policies or limitations, and vote on a trust-wide basis on matters that affect the trust as a whole, such as electing trustees or amending the Declaration of Trust. Limited Term Tax-Exempt offers three separate classes of shares: Class A, Class B and Institutional Class. Short Intermediate Tax-Exempt offers Class A shares. North American Government
offers two classes of shares: Class A and    Institutional Class    .
Shareholders of a class vote separately on matters concerning only that class, such as amendments to the Distribution and Service Plan. Currently, under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares in the trust.
 The original intent of the one-share, one-vote provision was to provide equitable voting rights as required by the 1940 Act. In the case where a trust has several series or funds, such as Fidelity Advisor Series VI, voting rights may have become disproportionate since the net asset value per share (NAV) of the separate funds or classes diverge over time. The Staff of the SEC has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR THE PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights than the one-share, one-vote system currently in effect for certain votes. The voting power of shareholders would be commensurate with the value of the shareholders' dollar investment in a fund rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount
invested in a fund with a higher NAV. The        table    below
shows    a hypothetical example of this.
Fund       Net Asset Valu   e       $1,000
                                    investment in
                                    terms

                                           of share   s

   A       $    10.00                   100.000

   B       $    7.57                    132.100

   C       $    10.93                   91.491

   D       $    1.00                    1,000.000

 For example,    Fund D     shareholders would have    ten times the
voting power    of Fund A     shareholders because a $1,000 investment in
   Fund D     would    buy ten times as many     shares    as     a $1,000
investment in    Fund A    . Accordingly, a one share, one-vote system may
provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest, which FMR believes is a more equitable result, and is the result in a typical corporation where each voting share generally has an equal market price.
 On matters requiring trust-wide votes where all funds are required to vote, shareholders who own shares with a lower NAV than other funds in the trust would be giving other shareholders in the trust more voting "power" than they currently have. On matters affecting only one fund or class of the fund, only shareholders of that fund or class vote on the issue. In this instance, under both the current Declaration of Trust and an amended Declaration of Trust, all shareholders of the class would have the same voting rights, since the NAV is the same for all shares in a single class.
 AMENDMENT TO THE DECLARATION OF TRUST. Article VIII, Section I determines the method of calculating voting rights for all shareholder votes for a fund. If approved, Article VIII, Section I will be amended as follows
(material to be added is        underlined        and material to be
deleted is [bracketed]):
ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 Section I. The Shareholders shall have power to vote... On any matter submitted to a vote of the Shareholders, all shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be
entitled to a proportionate fractional vote.]   [[     A Shareholder of
each Series shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series, on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate
fractional vote.    ]]    There shall be no cumulative voting in the
election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of Trust to be taken by Shareholders.
 CONCLUSION. If approved, the amendment will be implemented on the effective date of the next prospectus. The Trustees believe the proposed amendment will benefit the trust, by bringing greater equality in voting rights among all shareholders of the trust. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If the amendment is not approved, the Declaration of Trust will remain unchanged.
4. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
 The trust's Declaration of Trust provides that in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion see fit, consistent with the limitations of the 1940 Act. Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees, if after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the outstanding shareholders of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies.
 Article IV, Section 4 of the Declaration of Trust currently requires that within three months of a Trustee appointment, notification of such be mailed to each shareholder of the trust. Trustees also may appoint a Trustee in anticipation of a current Trustee's retirement or resignation, or in the event of an increase in the number of Trustees. An appointment in this case currently requires shareholder notification within three months of the appointment under the current Declaration of Trust.
 Subject to shareholder approval, the Trustees intend to eliminate the notification requirement from the trust's Declaration of Trust. The language to be deleted from the Declaration of Trust is [bracketed].
ARTICLE IV
THE TRUSTEES
RESIGNATION AND APPOINTMENT OF TRUSTEES
 Section 4. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the Investment Company Act of 1940. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16 (a) of the 1940 Act.
 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust would be costly to the funds of the trust. If the proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for the funds. Other than eliminating the notification requirement, this proposal does not amend any other aspect of Trustee resignation or appointment.
 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the Declaration of Trust's shareholder notification requirement in the event of an appointment of a Trustee is in the best interests of the trust's shareholders. The Trustees recommend voting FOR the proposed amendment. If the proposal is approved, the amendment will become effective immediately upon shareholder approval. If the proposal is not approved, the Declaration of Trust's current section entitled "Resignation and Appointment of Trustees" will remain unchanged.
5. TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of each fund approve, a proposal to amend Article V, Section 1 of the Declaration of Trust to clarify that the Trustees may authorize the
investment of all of    a     fund's assets in another open-end investment
company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of the Pooled Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Pooled Fund Structure, both the Declaration of Trust and each fund's investment policies must permit the structure. Currently, each fund's investment policies do not allow for such investments. Proposal 6 on page seeks shareholder approval to adopt a fundamental investment policy
to permit investment in another open-end investment company.    Proposal
5    , which amends the Declaration of Trust, clarifies the Board's ability to implement the Pooled Fund Structure if the fund's investment policies permit it.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. For example, an institutional equity fund with a high initial minimum investment amount for large investors might pool its investments with a retail equity fund designed for investors with lower minimums. This structure allows several feeder funds with substantially the same objective but different distribution and servicing features to combine their investments and manage them as one master pool instead of managing them separately. The feeder funds combine their investments by investing all of their assets in one master pooled fund which would be organized as an open-end management investment company (mutual fund). (Each feeder fund invested in a single master pooled fund retains its own characteristics, but is able to achieve operational efficiencies through investing together with the other feeder funds in the Pooled Fund Structure.) The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Pooled Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees has determined that the fund should invest in a Pooled Fund, the Trustees believe it could be in the best interest of the fund to adopt such a structure at a future date. If this proposal is approved, the Declaration of Trust amendment would provide the Trustees with the power to authorize the fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Pooled Fund Structure is permitted under the fund's investment policies (see Proposal 6), if they determine that a Pooled Fund Structure is in the best interest of the fund, and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. The Trustees will specifically consider the impact, if any, on fees paid by the fund as a result of adopting a Pooled Fund Structure. Although the current Declaration of Trust does not contain any explicit prohibition against implementing a Pooled Fund Structure, the specific authority is being sought in the event the Trustees deem it appropriate to adopt a Pooled Fund Structure in the future.
 AMENDMENT TO THE DECLARATION OF TRUST. If the proposal is approved,
Article V, Section 1 of the Declaration of Trust will be amended as
follows: (material to be added is        underlined   ):
 "Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have the power and authority:
    [[    (t) Notwithstanding any other provision hereof, to invest all of the assets of any series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest
or interests in such investment company;   "]]
 CONCLUSION. The Trustees believe the proposed amendment will benefit each fund by providing the Trustees with the flexibility to adopt a Pooled Fund Structure in the future if permitted by the fund's investment policies and if the Trustees determine it to be in the best interest of the fund. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If approved, the amendment to the Declaration of Trust will be implemented on the effective date of the next prospectus. If the proposal is not approved, Article V, Section 1 of the Declaration of Trust will remain unchanged.
6. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR LIMITED TERM TAX-EXEMPT
AND SHORT INTERMEDIATE TAX-EXEMPT TO    PERMIT EACH FUND TO     INVEST ALL
OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of each fund approve, the adoption of a new fundamental investment policy that would permit Limited Term Tax-Exempt and Short Intermediate Tax-Exempt each to invest all of its assets in another open-end investment company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of pooling would be to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled "master" fund. In order to implement a Pooled Fund Structure, an amendment to the Declaration of Trust is required, as is the adoption of a new fundamental investment policy. Proposal 5 proposes to amend the Declaration of Trust, and if approved, would allow the Trustees to authorize the conversion to a Pooled Fund Structure when permitted by each fund's policies. This proposal would add a fundamental policy for each fund that permits a Pooled Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that the fund should invest in a master fund, the Trustees believe it could be in the best interests of each fund to adopt such a structure at a future date.
 At present, certain of each fund's fundamental investment policies and limitations would prevent each fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit each fund's assets to be invested in a single Pooled Fund, without a further vote of shareholders, if the Trustees determine that action to be in the best interests of the fund and its shareholders. Approval of Proposal 5 provides the Trustees with explicit authority to approve a Pooled Fund Structure. If shareholders approve this proposal, certain fundamental and non-fundamental policies and limitations of each fund that currently prohibit investment in shares of one investment company would be modified to permit the investment in a Pooled Fund. These policies include the fund's limitations on investing more than 25% of total assets in one issuer or more than 25% of total assets in one industry, and on acting as an underwriter.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Pooled Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 Each fund's method of operation and shareholder services would not be materially affected by its investment in a Pooled Fund, except that the assets would be managed as part of a larger pool. Were either fund to invest all of its assets in a Pooled Fund, it would hold only a single investment security, and the Pooled Fund would directly invest in individual securities pursuant to its investment objective. The Pooled Fund would be managed by FMR or an affiliate, such as FMR Texas Inc., in the case of a money market fund. The Trustees would retain the right to withdraw a fund's investments from a Pooled Fund at any time and would do so if the Pooled Fund's investment objective and policies were no longer appropriate for the fund. The fund would then resume investing directly in individual securities as it does currently. Whenever a fund is asked to vote at a shareholder meeting of the Pooled Fund, the fund will hold a meeting of its shareholders if required by applicable law or the fund's policies to vote on the matters to be considered at the Pooled Fund shareholder meeting. The fund will cast its votes at the Pooled Fund meeting in the same proportion as the fund's shareholders voted at theirs. The fund would otherwise continue its normal operations.
 At present, the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing a fund's assets in a Pooled Fund only if they determine that pooling is in the best interests of the fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. In determining whether to invest in a Pooled Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Pooled Fund if doing so would materially increase costs (including fees) to shareholders.
 FMR intends to seek federal and state regulatory approval in order to allow the Fidelity funds to invest in Pooled Funds. There is, of course, no assurance that all necessary regulatory approvals will be obtained, or that cost reductions or increased efficiencies will be achieved.
 FMR may benefit from the use of a Pooled Fund if overall assets are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to each fund may be reduced. If a fund's investment in a Pooled Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Pooled Fund Structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow each fund to invest in a Pooled Fund at a future date, the Trustees recommend that each fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund." If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for each fund:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. The Board of Trustees recommends that shareholders vote to adopt a new fundamental policy that would permit each fund, subject to future review by the Board of Trustees as described above, to invest all of its assets in an open-end investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. If the proposal is adopted, the amendments will be implemented on the effective date of the next prospectus. If the proposal is not adopted, each fund's current fundamental investment policies will remain unchanged with respect to potential investment in Pooled Funds.
7. TO AMEND THE BYLAWS OF THE TRUST TO REQUIRE ONLY TRUSTEE APPROVAL FOR FURTHER AMENDMENTS TO THE BYLAWS.
 The Board of Trustees has approved for submission to shareholders of the trust, a proposal to amend the Bylaws of the trust to allow the Trustees to approve any future amendments to the Bylaws without seeking shareholder approval. Currently, shareholder approval is required to amend the trust's Bylaws.
 In the past, certain state securities (Blue Sky) authorities required that various operational and investment restrictions be included in a charter or Bylaw provision amendable only by shareholder vote. No Blue Sky authorities currently have such a requirement. The Trustees believe that the funds will be able to respond to changing conditions more rapidly, and without the expense to the funds of a special shareholder meeting, if the Trustees have the power to amend the Bylaws without shareholder approval. If the shareholders vote in favor of this proposal, the Trustees intend to amend those provisions of the Bylaws indicated below.
 Current Article X of the trust's Bylaws allows amendments to the Bylaws by majority vote of the Trustees, provided, however, that any amendment which changes or affects the provisions of Articles VII, X, or XII must be approved by vote of a majority of the outstanding shares of the Trust entitled to vote. The proposed amendment to Article X eliminates the requirement for a shareholder vote to amend Articles VII, X, and XII.
 Current Article VII contains provisions which are to be included in any contract between the trust and a custodian, provisions governing termination of custodian agreements and the appointment of successors or custodians, and provisions governing sub-custodian arrangements. The 1940 Act, and the rules and regulations thereunder, impose various requirements with respect to custodians for registered investment companies. These requirements apply to the trust regardless of whether they are set forth in the Bylaws. The Trustees believe that it would be in the best interests of the trust and its shareholders for the Trustees to have the authority to amend or delete any provisions in the trust's custodian contracts as they deem necessary, consistent with the 1940 Act, in order to maintain maximum flexibility in the operation of the funds.
 Current Article XII requires that the Trustees, at least semiannually, submit to shareholders a written financial report of the transactions of the funds, including financial statements which must be certified by independent public accountants, at least annually. These requirements currently are contained in rules promulgated under the 1940 Act and, therefore, permit the Trustees to furnish more limited financial statements if such rules are modified, or if permitted by order of the SEC.
 If approved by shareholders of the trust, Article X of the Bylaws will be amended as indicated below. Material to be deleted is indicated in [brackets].
ARTICLE X
Amendments
 These Bylaws may be amended at any meeting of the Trustees of the Trust by a majority vote [; provided, however, that any amendment which changes or affects the provisions of Article VII, Article X, or Article XII shall be approved by vote of a majority of the outstanding shares of the Trust entitled to vote].
 CONCLUSION. The Trustees believe the proposed amendment will benefit the trust by allowing the Trustees the flexibility to amend the Bylaws in response to, or in anticipation of, statutory and/or regulatory changes affecting the trust's contractual arrangements with its custodians, without the expense to the funds of a special shareholder meeting. The Trustees recommend that shareholders vote FOR the proposed amendment to the provisions of the Bylaws of the trust. If approved, the amendment to the provisions of the Bylaws of the trust will be implemented immediately. If the proposal is not approved, Article X of the Bylaws of trust will remain unchanged.
8. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR LIMITED TERM TAX-EXEMPT
FUND.
 The Board of Trustees has approved, and recommends that shareholders of the fund approve, a proposal to amend the fund's management contract with FMR (the Amended Contract). The proposal would modify the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT). (For information on FMR, see the section entitled "Activities and Management of FMR" on page .)
 PROPOSED AMENDMENT TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendment, is supplied as
Exhibit    1     on page        . Except for the amendment to the
management fee and the addition of item 1(c) which discusses FMR's ability to use broker-dealers on behalf of the fund, as discussed in this proposal, the Amended Contract is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" beginning on page .) If approved by shareholders, the Amended Contract will take effect on July 1, 1995 (or, if later, the first day of the first month following approval) and will remain in effect through June 30, 1996 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through June 30, 1996, and thereafter subject to continuation by the fund's Board of Trustees.
 The management fee is an annual percentage of the fund's average net assets, calculated and paid monthly. The percentage is the sum of two components: a group fee rate, which varies according to FMR's assets under management, and a fixed individual fund fee rate. The proposal would modify the group fee rate by providing for lower fee rates if FMR's assets under management remain above $120 billion.
 MODIFICATION TO GROUP FEE RATE. The group fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR. As group net assets increase, the group fee rate declines. The Amended Contract would not change the group fee calculation for group net assets of $120 billion or less. Above $120 billion in group net assets, the effective annual group fee rate declines
under    both contracts, but under     the Amended Contract   , it declines
faster    . Group fee rates that are lower than those contained in the fund's Present Contract were voluntarily implemented by FMR on January 1, 1992, November 1, 1993, and August 1, 1994.
 The group fee rate is calculated according to a graduated fee schedule providing for different rates for different levels of group net assets. The rate at which the fee declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract would add 8 new fee breakpoints for group asset levels above $120 billion as illustrated in the following table. (For an explanation of how these breakpoints are factored into the fee calculation, see the section entitled "Present Management Contract" beginning on page .)
GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT                AMENDED CONTRACT

Average Group                   Average Group

Assets              Present     Assets             Amended

($ billions)        Contract*   ($ billions)       Contract

 84 - 120           .1500%      84-120             .1500%

120 - 156           .1500%      120-156            .1450%

156 - 192           .1500%      156-192            .1400%

192 - 228           .1500%      192-228            .1350%

228 - 264           .1500%      228-264            .1300%

264 - 300           .1500%      264-300            .1275%

300 - 336           .1500%      300-336            .1250%

336 - 372           .1500%      336-372            .1225%

Over 372            .1500%      Over 372           .1200%



The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
Group Net

Assets         Present     Amended

($ billions)   Contract*   Contract

150   .1746%   .1736%

200   .1685%   .1652%

250   .1648%   .1587%

300   .1623%   .1536%

350   .1605%   .1494%

400   .1592%   .1459%


* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1992, November 1, 1993, and August 1, 1994.
 Average group net assets for March 1995 were approximately $   288
billion.
 The fund's annual individual fund fee rate is 0.25%. The sum of the group fee rate and the individual fund fee rate is referred to as a fund's management fee rate. One-twelfth (1/12) of this annual fee rate is applied to the fund's average net assets for the current month, resulting in a dollar amount which is the management fee for that month.
 COMPARISON OF MANAGEMENT FEE   S.     For March 1995 average group net
assets of $   288     billion, the fund's management fee rate under the
Amended Contract would have been    .4047    %, compared to    .4128    %
under the Present Contract. The management fee rate will remain the same under both the Present Contract and the Amended Contract until group net assets exceed $120 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract.
The following chart compares the fund's management fee        under the
terms of the Present Contract for the fiscal    period ended     November
30, 1994 to the fees        the fund would have incurred if the Amended
Contract had been in effect   :
Present Contract   Amended Contract

Management         Management         Percentage

Fee*               Fee                Difference

$   289,819        $   285,286           .0064    %

* Does not reflect voluntary adoption of extended group fee rate schedules. TRANSACTIONS WITH BROKERS-DEALERS. The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. The selection of such broker-dealers is generally made by FMR (consistent with best execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund and to its other clients, and conversely, such research provided by broker-dealers who execute transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
The fund has already been authorized by the Board of Trustees, consistent with the federal securities laws and the rules and regulations of the SEC, to place portfolio transactions through broker-dealers who are affiliated with FMR and through broker-dealers who provide research. The Amended Contract expressly recognizes this authority.
 MATTERS CONSIDERED BY THE BOARD OF TRUSTEES. The Amended Contract was approved by the Board of Trustees of the Fund, including all of the Trustees who are not interested persons of FMR (the "Independent Trustees")
on July    14    , 1994. The mutual funds for which the Members of the
board of Trustees serve are referred to herein as the "Fidelity Funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the Fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The consideration of management contracts of the Fidelity Funds, including the Amended Contract, took place over a four-month period from April to July 1994. The Board of Trustees received materials relating to the Amended Contract substantially in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 Information Received By the Independent Trustees. In connection with their
monthly meetings   ,     Trustees receive materials specifically relating
to the consideration of the Amended Contract. These materials include: (i)
information on the investment performance of the    f    und, a peer group
of funds and an appropriate index or combination of indices   ,     (ii)
sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically matters such as (1) FMR's financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's
brokerage    (if any)    , including allocations to brokers affiliated with
FMR and use of "soft" commission dollars to pay    f    und expenses and to
pay for research and other similar services   ,     (5) FMR's management of
the relationships with the fund's custodian and subcustodians, and (6) the resources devoted to and the record of compliance with investment policies and restrictions and with policies on personal securities transactions.
 During the period April through July 1994, in response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j)
the information furnished to investors, including the    f    und's
shareholders.
 Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 Investment Compliance and Performance. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR's Personnel and Methods. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager, the fund's investment objective and discipline. The Independent Trustees have also had discussions with the senior management of FMR responsible for investment operations, and the senior management
of        Fidelity's fixed-income group. Among other things   ,     they
considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 Nature and Quality of Other Services. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities
lending services    (if any)    . The Board of Trustees and the Independent
Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 Expenses. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 Profitability. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity Funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund business which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 Economies of Scale. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity Funds, whether the Fidelity Funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change
   t    he group fee structure as proposed herein.
 Other Benefits to FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect to certain of the Fidelity Funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 Other Benefits to Shareholders. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION, ACTION OF    THE     BOARD OF TRUSTEES AND RECOMMENDED
   SHAREHOLDER     ACTION. In considering the Amended Contract the Board of
Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees concluded (i) that the existing management fee structure was fair and reasonable and (ii) that the proposed reduction in the group fee structure was in the best interest of the fund's shareholders. The Board of Trustees and the Independent Trustees voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.
9. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR SHORT INTERMEDIATE TAX-EXEMPT FUND.
 The Board of Trustees has approved, and recommends that shareholders of the fund approve, a proposal to amend the fund's management contract with FMR (the Amended Contract). The Proposal would modify the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT). (For information on FMR, see the section entitled "Activities and Management of FMR" on page ).
 PROPOSED AMENDMENT TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendment, is supplied as
Exhibit    2     on page        . Except for the amendment to the
management fee the Amended Contract is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" beginning on page .) If approved by shareholders, the Amended Contract will take effect on July 1, 1995 (or if later, the first day of the first month following approval) and will remain in effect through June 30, 1996 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through June 30, 1996, and thereafter subject to continuation by the fund's Board of Trustees.
 The management fee is an annual percentage of the fund's average net assets, calculated and paid monthly. The percentage is the sum of two components: a group fee rate, which varies according to FMR's assets under management, and a fixed individual fund fee rate. The proposal would modify
the group fee rate by providing for lower fee rates if    FMR's     assets
under management        remain above $   156     billion.
 MODIFICATION TO GROUP FEE RATE. The group fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR. As group net assets increase, the group fee rate declines. The Amended Contract would not change the group fee calculation for group net assets of $156 billion or less. Above $156 billion in group net assets, the effective annual group fee rate declines under both contracts, but under the Amended Contract, it declines faster. Group fee rates that are lower than those contained in the fund's Present
Contract were        voluntarily implemented by FMR on August 1, 1994.
 The group fee rate is calculated according to a graduated fee schedule providing for different rates for different levels of group net assets. The rate at which the fee declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract would add 7 new breakpoints for group asset levels above $156 billion as illustrated in the following table. (For an explanation of how these breakpoints are factored into the fee calculation, see the section entitled "Present Management Contract" beginning on page .)
GROUP FEE RATE BREAKPOINTS
 PRESENT CONTRACT AMENDED CONTRACT
Average Group               Average Group

Assets          Present     Assets          Amended

($ billions)    Contract*   ($ billions)    Contract

120 - 174       .1450%      120 - 156       .1450%

174 - 228       .1400%      156 - 192       .1400%

228 - 282       .1375%      192 - 228       .1350%

282 - 336       .1350%      228 - 264       .1300%

 Over 336       .1325%      264 - 300       .1275%

                            300 - 336       .1250%

                            336 - 372       .1225%

                             Over 372       .1200%

 The result at various levels of group net assets as illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
Group Net

Assets         Present     Amended

($ billions)   Contract*   Contract

150   .1736%   .1736%

200   .1658%   .1652%

250   .1604%   .1587%

300   .1565%   .1536%

350   .1533%   .1494%

400   .1507%   .1459%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1994.
 Average group net assets for March 1995 were approximately $   288
billion.
 The fund's annual individual fund fee rate is 0.25%. The sum of the group fee rate and the individual fund fee rate is referred to as a fund's management fee rate. One-twelfth (1/12) of this annual fee rate is applied to the fund's average net assets for the current month, resulting in a dollar amount which is the management fee for that month.
 COMPARISON OF MANAGEMENT FEES. For March 1995 average group net assets of
$   288     billion, the fund's management fee rate under the Amended
Contract would have been    .4047    %, compared to    .4073    % under the
Present Contract. The management fee rate will remain the same under both the Present Contract and the Amended Contract until group net assets exceed $156 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract. The following chart compares the fund's management fee under the terms of the Present
Contract for the fiscal    period ended     November 30, 1994 to the
fees        the fund would have incurred if the Amended Contract had been in effect:
Present Contract   Amended Contract

Management         Management         Percentage

  Fee*             Fee                Difference

$   31,225         $   31,063            .0015    %

* Does not reflect voluntary adoption of extended group fee rate schedules. MATTERS CONSIDERED BY THE BOARD OF TRUSTEES. The Amended Contract was
approved by the Board of Trustees of the fund, including all of the Trustees who are not interested persons of FMR (the "Independent Trustees")
on July 1   4    , 1994. The mutual funds for which the Members of the
board of Trustees serve are referred to herein as the "Fidelity Funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The consideration of management contracts of the Fidelity Funds, including the Amended Contract, took place over a four-month period from April to July 1994. The Board of Trustees received materials relating to the Amended Contract substantially in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 Information Received By the Independent Trustees. In connection with their
monthly meetings   ,     Trustees receive materials specifically relating
to the consideration of the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and
(iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically matters such as (1) FMR's financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of
the fund's assets, (4) the allocation of the fund's brokerage    (if
any) , including allocations to brokers affiliated with FMR and use of "soft" commission dollars to pay fund expenses and to pay for research and
other similar services   ,     (5) FMR's management of the relationships
with the fund's custodian and subcustodians, and (6) the resources devoted to and the record of compliance with investment policies and restrictions and with policies on personal securities transactions.
 During the period April through July 1994, in response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.
 Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 Investment Compliance and Performance. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR's Personnel and Methods. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager, the fund's investment objective and discipline. The Independent Trustees have also had discussions with the senior management of FMR responsible for investment operations, and the senior management
of        Fidelity's fixed-income group. Among other things   ,     they
considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 Nature and Quality of Other Services. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities
lending services    (if any)    . The Board of Trustees and the Independent
Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 Expenses. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 Profitability. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity Funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund business which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 Economies of Scale. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity Funds, whether the Fidelity Funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change
   t    he group fee structure as proposed herein.
 Other Benefits to FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect to certain of the Fidelity Funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 Other Benefits to Shareholders. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION, ACTION OF THE BOARD OF TRUSTEES AND RECOMMENDED SHAREHOLDER ACTION. In considering the Amended Contract the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees concluded (i) that the existing management fee structure was fair and reasonable and (ii) that the proposed reduction in the group fee structure was in the best interest
of the    f    und's shareholders. The Board of Trustees and the
Independent Trustees voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.
10. TO AMEND THE CLASS A DISTRIBUTION AND SERVICE PLAN OF LIMITED TERM TAX-EXEMPT FUND AND SHORT INTERMEDIATE TAX-EXEMPT FUND.
 The Board of Trustees has approved, and recommends that shareholders approve, an amended Distribution and Service Plan for Class A shares (the Amended Class A Plan). Rule 12b-1 (the Rule) under the 1940 Act provides that in order for a mutual fund to act as a distributor of its shares, a written plan "describing all material aspects of the proposed financing of distribution" must be adopted by the fund.
 Both Class A and Class B shareholders of Limited Term Tax-Exempt and Class A shareholders of Short Intermediate Tax-Exempt are being asked to approve the Amended Class A Plan. Class B shares convert automatically to Class A shares of the same fund after a maximum holding period of 6 years. Due to
this conversion feature, and    in accordance with     the Rule and new
Rule 18f-3 under the 1940 Act, Class B shareholders must approve any material changes to the Class A Distribution and Service Plan to the extent
that it applies to Class B share   holders because Class B shares
automatically convert to Class A shares after six years. FMR anticipates the Board of Trustees may, separately and before the date of the Meeting, amend the Class A Distribution and Service Plan to expressly set forth the right of Class B shareholders to vote on material changes to the Class A Distribution and Service Plan applicable to Class B shareholders. However, that amendment is not the subject of this proposal and has not yet been considered by the Board of Trustees.
 T    he Amended Class A Plan is attached to this Proxy Statement as
Exhibit    3 and 4    .
 THE CURRENT CLASS A PLAN. The current Class A Plan (the Current Class A
Plan) was adopted on    July 16, 1992     (Limited Term Tax-Exempt) and
   January 18, 1994     (Short Intermediate Tax-Exempt)   .     Under the
Current Class A Plan, Class A of each fund may pay FDC a fee at an annual rate of up to 0.40% of its average daily net assets. The determination of daily net assets is made at the close of business each day throughout the month, but the net assets for purposes of calculating the fee exclude assets attributable to shares purchased more than 144 months (12 years) prior to such date. Class A shares begin accruing time upon initial purchase into Class A. Class B shares, if converted into Class A shares, begin accruing time under the Current Class A Plan as of their initial purchase into Class B. The Trustees have approved a distribution fee for Class A at an annual rate of 0.25% (Limited Term Tax-Exempt) and 0.15% (Short Intermediate Tax-Exempt) of average net assets. For the fiscal period ended November 30, 1994, Class A shares paid $138,512 (Limited Term Tax-Exempt) and $11,446 (Short Intermediate Tax-Exempt) in distribution
fees to FDC, which amounted to    0    .25% (Limited Term Tax-Exempt) and
   0    .15% (annualized) (Short Intermediate Tax-Exempt) of Class A's average net assets. FDC may pay all or a portion of such fee to securities dealers or other investment professionals as distribution or service fees. To the extent the fee is not paid to investment professionals, FDC may use the fee for its expenses incurred in the distribution of Class A shares.
For the fiscal    period     ended November 30, 1994, FDC paid, on behalf
of Class A shares   ,     $0    (Limited Term Tax-Exempt)     and $33
(Short Intermediate Tax-Exempt),     in distribution fees to National
Financial Services Corp. (NFSC), an affiliate of FMR Corp. NFSC passed 100% of these fees to investment professionals. FDC and NFSC are both subsidiaries of FMR Corp. Through ownership of voting common stock and the execution of a shareholders' voting agreement, Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR Corp.
 The Current Class A Plan also provides that to the extent that each fund's payment of management fees to FMR might be considered to constitute "indirect" financing of activities "primarily intended to result in the sale of shares," such payment is expressly authorized.
 Although the Plan specifies that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities. FDC may retain any excess.
 THE AMENDED CLASS A PLAN. The Amended Class A Plan is identical to the Current Class A Plan, except that shares held more than 144 months would no longer be excluded when calculating the amount of the distribution and service fee.
 When the Fidelity Advisor funds were first introduced in the mid-1980s, the National Association of Securities Dealers, Inc. (NASD) Rules of Fair Practice set a limit on the amount of front-end sales charges which a fund could impose. However, no similar limit existed for 12b-1 fees. The 144-month limitation was an effort by FDC and the Board of Trustees to protect shareholders against payment on a given amount of assets over an indefinite period of time. The 144-month period was intended to result in a limit on total distribution charges (front-end sales charges plus 12b-1 fees) comparable to the front-end sales charge limit then imposed by the
NASD.
 In July 1993, the NASD amended its Rules of Fair Practice to establish a combined limit on mutual fund sales charges and 12b-1 fees. Like the 144-month limitation, the NASD Rule restricts a mutual fund's total payment of 12b-1 fees. Under the NASD Rule, a mutual fund is subject to a limit on aggregate payments of 7.25% of total new gross sales (6.25% if a service fee is also imposed), plus interest. When the limit is reached, no further sales charges may be paid by the mutual fund to the distributor, and no further payments under the 12b-1 plan can be made, until the mutual fund has further gross sales that result in an increased limit.
 The NASD Rule has become the industry standard for restricting distribution charges. Regardless of whether the proposal is approved, each class is, and will continue to be, subject to the NASD Rule. The NASD Rule
addresses        concerns    similar to these     which the 144-month
limitation was intended to address. However,        the NASD Rule
and     the 144-month limitation    address these concerns in different
ways    . For example, using reasonable sales, redemption and performance assumptions, there is a considerable likelihood that many mutual funds may never reach the limit imposed by the NASD Rule, because the limit is constantly increased by additional gross sales. To the extent that this is
true,    if Limited Term Tax-Exempt Fund - Class A or Short Intermediate
Tax-Exempt Fund - Class A     contain assets older than 144 months
each     will pay more in 12b-1 fees if the proposal is approved than they would pay under the Current Class A Plan.
 If approved by shareholders, the Amended Class A Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the non-interested Trustees), cast in person at a meeting called for the purpose of voting on the Plan.
 TRUSTEE CONSIDERATION. In determining to recommend the adoption of the Amended Class A Plan, the Trustees considered a variety of factors and were advised by counsel who are not counsel to FMR or FDC. Implementation of the Amended Class A Plan should assist in attracting investment professionals for the sale of shares and thus increase each fund's asset base, which in turn may prove beneficial to each fund and its shareholders by spreading fixed costs over a larger asset base and making additional monies available for investing. Positive cash flow affords portfolio management greater ability to diversify investments and minimizes the need to sell securities to meet redemptions. In addition, since Class A and B are dependent
primarily on investment professionals for sales of    their     shares, the
ongoing payment to investment professionals who have sold shares (by reallowance of the distribution fee) should provide incentives to offer better and continuous services to current shareholders. Investment professionals also allow investors access to investment alternatives to which they might otherwise not have been exposed.
 The Board recognizes that a higher level of fund assets benefits FMR by increasing its management fee revenues. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this to be an important benefit to each fund.
 CONCLUSION. The Board of Trustees recommends that Limited Term Tax-Exempt Class A and Class B shareholders, and Short Intermediate Tax-Exempt Class A shareholders vote FOR approval of the amendment to the Class A Distribution and Service Plan. If Class A shareholders approve the Amended Class A Plan, it will be effective as to shares purchased into Class A irrespective of whether the Class B shareholders approve the amendment. If so approved, the Amended Class A Plan will become effective the first day of the month following shareholder approval. If the Amended Class A Plan is not approved by Class A shareholders, the Current Class A Plan will remain in effect unchanged for shares purchased into Class A. The effect of approval or disapproval of the Amended Class A Plan by Class B shareholders will depend upon the approval or disapproval of the proposed amendment to the Class B Distribution and Service Plan by Class B shareholders (see Proposal 11) .
11. TO AMEND THE CLASS B DISTRIBUTION AND SERVICE PLAN OF LIMITED TERM
TAX-EXEMPT.
 The Board of Trustees has approved, and recommends that Class B shareholders approve, an amended Distribution and Service Plan for Class B shares (the Amended Class B Plan). Rule 12b-1 (the Rule) under the 1940 Act provides that in order for a mutual fund to act as a distributor of its shares, a written plan "describing all material aspects of the proposed financing of distribution" must be adopted by the fund.
 In addition, Class B shareholders are being asked to approve the Amended Class A Plan (see Proposal 10).
 A copy of the Amended Class B Plan is attached to this Proxy Statement as
Exhibit    5    .
 THE CURRENT CLASS B PLAN. The current Class B Plan (Current Class B Plan)
was adopted on    February 17, 1994    . Under the Current Class B Plan,
Class B may pay FDC a fee at an annual rate of up to 0.75% of its average daily net assets. The determination of daily net assets is made at the close of business each day throughout the month, but the net assets for purposes of calculating the fee exclude assets attributable to shares purchased more than 144 months (12 years) prior to such date. Class B shares, if converted into Class A shares, begin accruing time from the initial purchase into Class B. Pursuant to the Current Class B Plan for the fund, Class B pays FDC a distribution fee at an annual rate of 0.75% of its average net assets. Class B also pays FDC a service fee at an annual rate of 0.25% of its average net assets with which FDC compensates investment professionals for personal service and/or the maintenance of shareholder
accounts. For the fiscal    period     ended November 30, 1994, the Class B
shares of the fund paid $3,858 in distribution    and service     fees to
FDC, which amounted to 1.00% (annualized) of the fund's average net assets. FDC may pay all or a portion of such fee to securities dealers or other investment professionals as distribution or service fees. To the extent the fee is not paid to investment professionals, FDC may use the fee for its expenses incurred in the distribution of Class B shares. For the fiscal
   period     ended November 30, 1994, FDC paid, on behalf of Class B
shares of the fund, $0 in distribution    and service     fees to NFSC, an
affiliate of FMR Corp.        FDC and NFSC are both subsidiaries of FMR
Corp. Through ownership of voting common stock and the execution of a shareholders' voting agreement, Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR Corp.
 The Current Class B Plan also provides that to the extent that the fund's payment of management fees to FMR might be considered to constitute "indirect" financing of activities "primarily intended to result in the sale of shares," such payment is expressly authorized. FDC may use
any     excess as it chooses.
 Although the Current Class B Plan specifies that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities.
 THE AMENDED CLASS B PLAN. The Amended Class B Plan is identical to the Current Class B Plan except that shares held more than 144 months would no longer be excluded when calculating the amount of the distribution and service fee.
 When the Fidelity Advisor funds were first introduced in the mid 1980s,
the        NASD Rules of Fair Practice set a limit on the amount of
front-end sales charges which a fund could impose. However, no similar limit existed for 12b-1 fees. The 144-month limitation was an effort by FDC and the Board of Trustees to protect shareholders against payment on a given amount of assets over an indefinite period of time. The 144-month period was intended to result in a limit on total distribution charges (front-end sales charges plus 12b-1 fees) comparable to the front-end sales charge limit then imposed by the NASD. Since Class B shares convert automatically to Class A shares after a maximum holding period of 6 years, the 144-month limitation was included in the Current Class B Plan to allow
   the 144 month period     to begin accruing upon purchase into Class B
shares.
 In July 1993, the NASD amended its Rules of Fair Practice to establish a combined limit on mutual fund sales charges and 12b-1 fees. Like the 144-month limitation, the NASD Rule restricts a mutual fund's total payment of 12b-1 fees. Under the NASD Rule, a mutual fund is subject to a limit on aggregate payments of 7.25% of total new gross sales (6.25% if a service fee is also imposed), plus interest. When the limit is reached, no further sales charges may be paid by the mutual fund to the distributor, and no further payments under the 12b-1 plan can be made, until the mutual fund has further gross sales that result in an increased limit.
 The NASD Rule has become the industry standard for restricting distribution charges. Regardless of whether the proposal is approved, each class is, and will continue to be, subject to the NASD Rule. The NASD Rule addresses similar concerns which the 144-month limitation was intended to address. However, the limitations of the NASD Rule are calculated differently than those of the 144-month limitation. For example, using reasonable sales, redemption and performance assumptions, there is a considerable likelihood that many mutual funds may never reach the limit imposed by the NASD Rule, because the limit is constantly increased by
additional gross sales. To the extent that this is true,    if Limited Term
Tax-Exempt Fund - Class B     contain   s     assets older than 144
month   s, it     will pay more in 12b-1 fees if the proposal is approved
than    it     would pay under the Current Class B Plan.
 If approved by shareholders, the Amended Class B Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the non-interested Trustees), cast in person at a meeting called for the purpose of voting on the Plan.
 TRUSTEE CONSIDERATION. In determining to recommend the adoption of the Amended Class B Plan, the trustees considered a variety of factors and were advised by counsel who are not counsel to FMR or FDC. Implementation of the Amended Class B Plan should assist in attracting investment professionals for the sale of shares and thus increase the fund's asset base, which in turn may prove beneficial to the fund and its shareholders by spreading fixed costs over a larger asset base and making additional monies available for investing. Positive cash flow affords portfolio management a greater ability to diversify investments and minimizes the need to sell securities to meet redemptions. In addition, since Class B is dependent primarily on investment professionals for sales of its shares, the ongoing payment to investment professionals who have sold shares (by reallowance of the distribution fee) should provide incentives to offer better and continuous services to current shareholders. Investment professionals also allow investors access to investment alternatives to which they might otherwise not have been exposed.
 The Board recognizes that a greater level of fund assets benefits FMR by increasing its management fee revenues. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this to be an important benefit to the fund.
 CONCLUSION. The Board of Trustees recommends that shareholders vote FOR approval of the amendment to the Class B Distribution and Service Plan. If Class B shareholders approve both the Amended Class A Plan (see Proposal
10) and the Amended Class B Plan, the amended Plans will become effective the first day of the month following shareholder approval. If Class B shareholders do not approve the Amended Class B Plan, the Current Class B Plan will remain in effect unchanged. If Class B shareholders approve the Amended Class B Plan, but do not approve the Amended Class A Plan (see Proposal 10), the Amended Class B Plan will become effective on the first day of the month following shareholder approval and the Current Class A Plan will remain unchanged for shares purchased into Class B. In this event, the 144-month period would commence for Class B shares at the time they convert to Class A shares.
12. TO AMEND LIMITED TERM TAX-EXEMPT FUND'S INVESTMENT OBJECTIVE AND POLICIES TO PROVIDE GREATER INVESTMENT LATITUDE TO SEEK HIGH CURRENT INCOME.
 The Board of Trustees has approved, and recommends that the shareholders of the fund approve, proposed amendments to the fund's investment objective
and policies, which would (1) eliminate        the fundamental credit
quality policy, which currently limits investments to municipal securities
rated high-quality or upper-medium quality,    from the investment
objective,     (2) eliminate the current fundamental policy which limits
the fund's investments in rated and unrated municipal obligations, and (3) adopt a non-fundamental policy limiting investments to municipal securities rated investment grade or higher. The main purpose of the proposal is to provide the fund with a broader range of securities from which to choose in seeking high current income.
 Currently, Limited Term Tax-Exempt Fund's investment objective is to seek the highest level of income exempt from federal income taxes that can be obtained consistent with the preservation of capital, from a diversified portfolio of high quality or upper-medium quality municipal obligations.
 The Trustees recommend eliminating the fundamental credit quality policy
from the investment objective and        adopt    the following     revised
fundamental investment objective:
 "The fund seeks the highest level of income exempt from federal taxes that can be obtained consistent with the preservation of capital."
    In addition, FMR currently performs its own credit analysis on securities purchased by the fund, and as a fundamental policy the fund may currently invest up to 20% of its total assets in municipal obligations which are unrated by Moody's Investors Service, Inc. (Moody's) and Standard and Poor's Corporation (S&P) but judged by FMR to meet the fund's quality standards. Further, as a non-fundamental policy, the fund currently limits its investments in debt securities to those of A- quality or above.
 The fund's standards for high quality and upper-medium quality obligations are essentially the same as those described by Moody's in rating municipal securities within its three highest ratings of Aaa, Aa, and A and as those described by S&P in rating such obligations within its three highest ratings of AAA, AA, or A.
 In conjunction with the proposed change to the fund's investment
objective, the Trustees recommend eliminating    (1)     the current
fundamental policy permitting the fund to invest up to 20% of its total assets in municipal obligations which are unrated by Moody's and S&P but
judged by FMR to meet the fund's quality standards   , and  (2) the current
non-fundamental policy to limit investments in debt securities to those of A- quality or above.
 The Trustees propose that shareholders adopt the following non-fundamental policy which is meant to address the rating parameters within which the fund will invest: "Purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's or rated in the equivalent categories by S&P, or is unrated but judged to be of equivalent quality by FMR. The fund currently intends to limit its investments in debt securities to those of Baa - quality and above, and currently intends to limit its investments in debt securities rated Baa to 25% of its assets." The proposed non-fundamental policy will increase the fund's potential exposure to credit risk. Obligations rated Baa/BBB may possess speculative characteristics and may be more sensitive to economic changes and changes in the financial condition of issuers. Unrated debt securities are not necessarily of lower quality and may have higher yields than rated debt securities, but the market for rated debt securities is usually broader.
 Changes in non-fundamental investment policies can be made without shareholder approval but are subject to the supervision of the Board of Trustees, and to appropriate disclosure to fund shareholders and prospective investors.
 CONCLUSION. The Board of Trustees has considered this proposal and believes that the amendment to the fund's fundamental investment objective
and policies would allow the fund to invest in        investment-grade
instruments, thereby providing greater latitude to seek high current income. The Trustees recommend that shareholders vote FOR the proposed changes to the fund's investment objective and policies. If approved by shareholders, the amendments will be effective immediately. If the proposal is not approved by shareholders, the current investment objective and
policies will remain in effect    and     unchanged.
13. TO REPLACE CERTAIN OF LIMITED TERM TAX-EXEMPT FUND'S FUNDAMENTAL POLICIES WITH NON-FUNDAMENTAL POLICIES.
 The Board of Trustees has approved a proposal for shareholder consideration that would restate certain of the fundamental policies of Limited Term Tax-Exempt Fund as non-fundamental policies. Fundamental policies may be changed only with shareholder approval. Typically, a material change to a non-fundamental investment policy would require approval by the Board of Trustees.
 The fund's investment policies are construed in accordance with the 1940 Act, which provides that an investment company must state certain of its investment policies as being fundamental. Unless otherwise noted in the fund's Prospectus and Statement of Additional Information, all of its investment policies are currently fundamental. This strict formulation is not a requirement of the 1940 Act.
 The Trustees recognize that mutual funds operate in an increasingly dynamic and competitive environment and that the fund and its shareholders may benefit if FMR is given the flexibility to modify the fund's investment policies, subject to SEC regulation, without the delay and expense to the fund of arranging shareholder meetings. The Trustees recommend restating those of the fund's fundamental investment policies, which are not required to be fundamental, as non-fundamental investment policies that are designed to provide the fund with the greatest flexibility to pursue its investment objective under current federal law.
 The following currently are fundamental investment policies of Limited Term Tax-Exempt Fund, which are proposed to be restated as non-fundamental policies.
 "The fund maintains a dollar-weighted average maturity of 10 years or less."
 "Under normal conditions, at least 80% of the fund's assets will be invested in obligations having remaining maturities of 15 years or less."
 In a separate but related proposal, shareholders are being asked to approve amendments to the fund's fundamental objective and debt rating policies. (See Proposal 12.)
 CONCLUSION. The Board of Trustees has considered this proposal and believes that replacing the fund's policies with identical non-fundamental policies is in the best interests of the fund and its shareholders. The Trustees recommend that shareholders vote FOR the proposed change to the fund's investment policies. If approved by shareholders, the amendments will be implemented on the effective date of the next prospectus. If the proposal is not approved by shareholders, the current fundamental
investment policies will remain in effect    and     unchanged.
1   4    . TO ADOPT A FUNDAMENTAL INVESTMENT POLICY    CONCERNING     THE
TAX-EXEMPT STATUS OF DISTRIBUTIONS FOR LIMITED TERM TAX-EXEMPT FUND   .
 The Board of Trustees has approved, and recommends that shareholders of
   the     fund approve, a proposal to    adopt     a fundamental
investment policy    concerning     the tax-exempt status of its
distributions. Fundamental investment policies may only be changed with shareholder approval.
 Currently,    the     fund maintains a non-fundamental investment policy
of investing so that 80% or more of its net assets will be invested in securities whose interest is free from federal income tax. The Trustees recommend replacing this current non-fundamental investment policy with the following fundamental investment policy:
 "Under normal conditions, the fund will invest so that        80%    or
more     of its net assets will be    invested in securities whose interest
is free     from federal income tax."
 This policy is consistent with the guidelines specified by the SEC for
tax-exempt funds that invest        primarily in municipal securities and
whose names suggest that their distributions will be exempt from federal income taxes. The fund typically invests so that 100% of its net assets will be invested in securities whose interest is free from federal income tax.
 CONCLUSION. The Board of Trustees has considered this proposal and
believes that adopting    a     fundamental investment policy concerning
the tax-exempt status of the fund's distributions is in the best interest of the fund and its shareholders. The trustees recommend that shareholders
vote FOR the proposed chang   e     to the fund's investment policy. If
shareholders approve this proposal, the fundamental policy set forth above will be implemented on the effective date of the next prospectus. If
shareholders do not approve this proposal, the fund's    current
non-    fundamental investment policy will remain unchanged.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposals 1   5     through 2   8     is to revise
several of Limited Term Tax-Exempt Fund and Short Intermediate Tax-Exempt Fund's investment limitations to conform to limitations which are the standard for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend limitations as they deem appropriate, without seeking shareholder vote. The Board of Trustees would amend these limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings if called for these purposes are generally borne by the fund and its shareholders.
 It is not anticipated that these proposals will substantially affect the way Limited Term Tax-Exempt Fund and Short Intermediate Tax-Exempt Fund are currently managed. However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of the new or revised limitations is not likely to have any impact on the current investment techniques employed by each fund, it will contribute to the overall objectives of standardization.
   15. TO ADOPT A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SENIOR SECURITIES FOR LIMITED TERM TAX-EXEMPT FUND.
 Limited Term Tax-Exempt currently does not have a fundamental limitation concerning senior securities. The trustees recommend that shareholders vote to add the following fundamental investment limitation governing the issuance of senior securities:
 "The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940."
 The primary purpose of the proposal is to add a fundamental senior securities limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental senior securities limitation cannot be changed without a future vote of the fund's shareholders. Adoption of the proposed limitation on senior securities is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, the proposed limitation clarifies that the fund may issue senior securities to the extent permitted under the 1940 Act. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is further away than the normal settlement period) may be considered a "senior security." A mutual fund, however, is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. The fund utilizes transactions that might be considered "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.
 CONCLUSION. The Board of Trustees recommends voting FOR the addition of the proposed investment limitation. If approved by shareholders, the new fundamental limitation will be implemented on the effective date of the next prospectus. If the proposal is not approved, the fund will not adopt a senior security limitation.
16. TO ADOPT A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING COMMODITIES FOR LIMITED TERM TAX-EXEMPT FUND.
 Currently, the fund does not have a fundamental limitation describing its policy regarding the purchase and sale of commodities. Pursuant to Section 8(b) of the 1940 Act, a mutual fund must state its policy relating to, among other things, the purchase and sale of commodities. In general, the fund does not anticipate any future investment activity with respect to physical commodities, but pursuant to securities regulations, must adopt a stated policy.
 The following proposed fundamental investment limitation concerning the purchase or sale of commodities is the standard for all funds managed by FMR and has been recommended by the Board of Trustees:
 "The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities)."
 The proposed fundamental policy conforms to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) The proposed limitation does not permit the fund to acquire physical commodities directly, but would permit the fund to invest in securities and other instruments backed by commodities and to sell commodities acquired as a result of ownership of other investments. In addition, the proposed limitation would not apply to options and futures contracts on physical commodities.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to adopt a fundamental investment limitation concerning commodities. The proposed limitation, upon shareholder approval, will be implemented on the effective date of the next prospectus. If the proposal is not approved, the fund will continue its current practice of not purchasing or selling commodities, but will remain without a fundamental investment investment limitation regarding commodities.
17. TO AMEND LIMITED TERM TAX-EXEMPT FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
 Limited Term Tax-Exempt Fund's current fundamental limitation concerning diversification states:
 "The fund may not purchase the securities of any issuer (except the U.S. government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States) if, as a result,
(a) more than 5% of its total assets would be invested in the securities of that issuer; provided, however, that up to 25% of its total assets may be invested without regard to such 5% limitation (as used in this Prospectus, the entity which has the ultimate responsibility for the payment of interest and principal on a particular security will be treated as its issuer); and (b) the fund would hold more than 10% of the outstanding voting securities of such issuer."
 Subject to shareholder approval, the Trustees intend to replace this fundamental limitation, with the following fundamental investment limitation concerning diversification:
 "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of its total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 Because this fund invests mainly in debt securities, FMR does not currently expect that the proposal will materially affect the way the fund
is managed   . Nonetheless     the proposed limitation will permit the fund
to hold more than 10% of the voting securities of one or more issuers. Subject to certain statutory exceptions for securities of the U.S. government and its agencies and instrumentalities, this increased investment flexibility will be confined to 25% of the fund's total assets. The current 10% limitation applicable to purchases of voting securities of a single issuer will remain in effect with respect to 75% of the fund's total assets.
 State securities regulations (Blue Sky regulations) at one time prohibited a fund from registering shares for sale if the fund intended to hold more than 10% of the voting securities of a single issuer. The fund has a fundamental restriction that incorporates this Blue Sky restriction.
Because the Blue Sky regulations regarding this limitation ha   ve     been
eliminated, shareholder approval is sought to permit the fund to hold a higher proportion of voting securities of a single issuer. In addition, the
proposed limitation is expected to become the standard for all fund   s
managed by FMR. (see "Adoption of Standardized Investment Limitations" on page .) The standard more closely tracks the language of the diversification limitation required under the 1940 Act.
 If the proposal is approved, the new fundamental diversification limitation could not be changed without a future vote of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund and its shareholders. If approved by shareholders, the amended limitation will be implemented on the effective date of the next prospectus. If the proposal is not approved, the fund's current fundamental diversification limitation will remain unchanged.
18. TO ELIMINATE LIMITED TERM TAX-EXEMPT FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SHORT SALES OF SECURITIES.
 The fund's current fundamental limitation on selling securities short states:
 "The fund may not make short sales of securities; provided, however, that the fund may purchase or sell futures contracts."
 The Trustees of the fund recommend that shareholders vote to eliminate the above fundamental investment limitation. If the proposal is approved, the Trustees intend to replace the current fundamental limitation with a non-fundamental limitation that could be changed without a vote of shareholders. The proposed non-fundamental limitation is set forth below, with a brief analysis of the substantive differences between it and the current limitation.
 "The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."
 In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells securities short while owning or having the right to obtain securities equivalent in kind and amount. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds. The proposed non-fundamental limitation would clarify that transactions in futures contracts and options are not deemed to constitute selling securities short.
 Certain state regulations currently prohibit mutual funds from entering into any short sales, other than short sales against the box. The fund does not currently anticipate entering into any short sales, including short sales against the box. If the proposal is approved, however, the Board of Trustees would be able to change the proposed non-fundamental limitation in the future, without a vote of shareholders, if state regulations were to change to permit other types of short sales, or if waivers from existing requirements were available, subject to appropriate disclosure to investors.
 Elimination of the fund's fundamental limitation on short selling is unlikely to affect the fund's investment techniques at this time. The Board of Trustees believes that efforts to standardize the fund's investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and are in the best interests of the shareholders.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate the fund's fundamental investment limitation regarding short sales of securities. If approved by shareholders, the proposed non-fundamental limitation will be implemented on the effective date of the next prospectus. If the proposal is not approved the fund's current limitation will remain unchanged.
19. TO ELIMINATE LIMITED TERM TAX-EXEMPT FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING MARGIN PURCHASES.
 The fund's current fundamental limitation concerning purchasing securities on margin is as follows:
 "The fund may not purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions, provided, however, that the fund may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts."
 The Trustees recommend that shareholders vote to eliminate the above fundamental investment limitation. If the proposal is approved, the Trustees intend to adopt a substantially identical non-fundamental limitation for the fund that could be changed without a vote of shareholders.
 Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The fund's current fundamental limitation prohibits the fund from purchasing securities on margin, except to obtain short-term credits as may be necessary for the clearance of transactions and for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable SEC policies. The proposed non-fundamental limitation includes these exceptions.
 If the proposal is approved by shareholders, the Trustees intend to adopt the following non-fundamental investment limitation, which would prohibit margin purchases except as permitted under the conditions referred to above:
 "The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin."
 Although elimination of the fund's fundamental limitation on margin purchases is unlikely to affect the fund's investment techniques at this time, in the event of a change in federal regulatory requirements, the fund may alter its investment practices in the future. The Board of Trustees believes that efforts to standardize investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and are in the best interests of shareholders.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate the fund's investment limitation regarding margin purchases. If approved by shareholders, the proposed non-fundamental limitation will be implemented on the effective date of the next prospectus. If the proposal is not approved, the fund's current limitation will remain unchanged.
20. TO AMEND LIMITED TERM TAX-EXEMPT FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING.
 The fund's current fundamental limitation concerning borrowing states:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the fund's total assets by reason of a decline in the net assets will be (within 3 days) reduced to the extent necessary to comply with the 33 1/3% limitation (the fund will not purchase securities for investment while borrowings equal to 5% or more of its total assets are outstanding)."
 Subject to shareholder approval, the Trustees intend to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing borrowing:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 The primary purpose of the proposal is to revise the fund's fundamental borrowing limitation to conform to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation concerning borrowing is not expected to affect the way in which the fund is managed, its investment performance, or the securities or instruments in which it invests. However, the proposal would clarify several points. First, under the proposed limitation, the fund must reduce borrowings that come to exceed 33 1/3% of its total assets for any reason. While under the current limitation, the fund must reduce borrowings that come to exceed 33 1/3% of total assets only when there is a decline in net assets. Second, the proposed limitation specifically defines "three days" to exclude Sundays and holidays, while the fund's current limitation simply states three days.
 In addition,    one policy     currently contained in the fundamental
limit will be replaced with the following similar non-fundamental limit.
 "The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental investment limitation). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
 The proposed non-fundamental limit would state the fund's policy of not purchasing a security while borrowings representing more than 5% of total
assets are outstanding   . I    f the proposal is approved, the statement
in the fund's present fundamental limitation that "(the fund will not purchase securities for investment while borrowings equal to 5% or more of its total assets are outstanding)" will be eliminated, but will be reflected in the new non-fundamental limitation as referenced above. Non-fundamental limits can be changed by the Board of Trustees without a shareholder vote.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. Accordingly, the Trustees recommend that shareholders of the fund vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will be implemented on the effective
date of the    next     prospectus. If the proposal is not approved, the
fund's current limitation will remain unchanged.
21. TO AMEND LIMITED TERM TAX-EXEMPT FUND'S FUNDAMENTAL INVESTMENT
LIMITATION CONCERNING    THE     UNDERWRITING OF SECURITIES.
 The fund's current fundamental limitation concerning underwriting states:
 "The fund may not underwrite any issue of securities, except to the extent that the purchase of municipal bonds in accordance with the fund's investment objective, policies, and limitations, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be underwriting."
 Subject to shareholder approval, the Trustees intend to replace this limitation with the following fundamental limitation governing underwriting:
 "The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."
 The primary purpose of the proposed amendment is to clarify that the fund is not prohibited from selling restricted securities if, as a result of such sale, the fund is considered an underwriter under federal securities laws. The proposal also serves to conform the fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new limitation may not be changed without a future vote of shareholders.
 The proposed limitation would also broaden the exception within the current limitation by eliminating the specific reference to municipal bonds. However, since the fund, pursuant to its investment objective, seeks to provide investors with income exempt from federal income tax, FMR regards it as unlikely under present federal tax laws that the fund will use the broader authority to purchase any securities other than municipal securities and certain derivatives thereof. But, by eliminating the reference to bonds, the revised limitation would eliminate any suggestions that the exemption does not apply to notes or other instruments.
 Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. Accordingly, the Trustees recommend that shareholders of the fund vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will be implemented on the effective date of the next prospectus. If the proposal is not approved the fund's current limitation will remain unchanged.
22. TO AMEND LIMITED TERM TAX-EXEMPT FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.
 The fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The fund may not purchase the securities of any issuer (except the United States government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States) if, as a result, more than 25% of the fund's total assets would be invested in industrial development bonds whose issuers are in any one industry."
 Subject to shareholder approval, the Trustees of the fund intend to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration:
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."
 The primary purpose of the proposal is to revise the fund's fundamental concentration limitation to conform to a limitation which is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is
approved, the new fundamental concentration limitation    could not
change without a future vote of shareholders.
 In addition, the fund will adopt the following non-fundamental policy:
 "The fund does    not     currently intend to invest more than 25% of its
total assets in industrial revenue bonds related to a single industry."
 The proposed        limitation   s     differ        in several respects
from the existing fundamental limitation. First, the proposed fundamental limitation explicitly excludes tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a
political subdivision thereof.    Second    , the proposed limitation would
clarify that it applies not to issuers in any one industry, but only to
those issuers whose        principal business activities        are in the
same industry. This may permit the fund to increase its exposure to certain industries beyond the current limitations.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. The Trustees recommend voting FOR the proposed amendment. The new limitation, upon shareholder approval, will be implemented on the effective date of the next prospectus. If the proposal is not approved, the fund's current fundamental investment limitation will remain unchanged.
23. TO AMEND LIMITED TERM TAX-EXEMPT FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE.
 The fund's current fundamental investment limitation concerning real estate states:
 "The fund may not purchase or sell real estate, but this shall not prevent the fund from investing in bonds or other obligations secured by real estate or interests therein."
 Subject to shareholder approval, the Trustees        intend to replace
this fundamental investment limitation with the following amended fundamental investment limitation governing purchases and sales of real estate:
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)."
 The primary purpose of the proposed amendment is to clarify the types of securities in which the fund is authorized to invest and to conform the fund's fundamental real estate limitation to a limitation which is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental real estate limitation may not be changed without a future vote of shareholders.
 Adoption of the proposed limitation concerning real estate is not expected
to significantly affect the way in which the fund is managed, or        the
way in which securities or instruments are selected for the fund. However, to the extent that the fund invests to a greater extent in real estate related securities, it will be subject to the risks of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variation in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.
 The fund does not expect to acquire real estate. However, the proposed limitation would clarify several points. First, the proposed limitation would make it explicit that the fund may acquire a security or other instrument that is secured by a mortgage or other right to foreclose on real estate, in the event of a default. Second, the proposed limitation would clarify the fact that the fund may invest without limitation in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing, or operating real estate projects (e.g., securities of issuers that develop various industrial, commercial, or residential real estate projects such as factories, office buildings, or apartments). Any investments in these securities or other instruments are, of course, subject to the fund's investment objective and policies and to other limitations regarding diversification and concentration in particular industries. Also, the proposed limitation specifically permits the fund to sell real estate acquired as a result of ownership of securities or other instruments. However, in light of the types of securities in which the fund regularly invests, FMR considers this to be a remote possibility.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. The Trustees recommend voting FOR the proposed amendment. The new limitation, upon shareholder approval, will be implemented on the effective date of the next prospectus. If the proposal is not approved, the fund's current fundamental investment limitation will remain unchanged.
24. TO AMEND LIMITED TERM TAX-EXEMPT FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING.
 The fund's current fundamental investment limitation concerning lending states :
 "The fund may not make loans, except (a) by the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, and (b) by engaging in repurchase agreements."
 Subject to shareholder approval, the Trustees intend to replace the limitation with the following fundamental investment limitation governing lending:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other
parties, but this limitation        does not apply to purchases of debt
securities or to repurchase agreements."
 The primary purpose of this proposal is to revise the fund's fundamental lending limitation to conform to a limitation expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page ). If the proposal is approved, the new fundamental lending limitation cannot be changed without a vote of shareholders.
 Adoption of the proposed limitation on lending is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However,
the proposed limitation    provides     specific authority for the fund to
acquire the entire portion of an issue of debt securities. Ordinarily, if a fund purchases an entire portion of an issue of debt securities, there may be greater risks of illiquidity and unavailability of public information if the issuer has no other issue of securities outstanding, and it may be more difficult to obtain pricing information to be used in establishing the fund's daily share price.
 As income earned from loans is generally subject to federal tax, the fund has no current intention of making loans, other than through the purchase of debt securities. The fund currently has a non-fundamental limit that restricts the fund from engaging in repurchase agreements and making loans other than by purchasing debt securities.
 The Trustees may change non-fundamental limitations in response to regulatory, market, legal or other developments without further approval by shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund and its shareholders. The Trustees recommend that shareholders of the fund vote FOR the proposed amendment. The adopted limitation, upon shareholder approval, will be implemented on the effective date of the next prospectus. If the proposal is not approved by shareholders of the fund, the fund's current limitation will remain unchanged.
25. TO ELIMINATE LIMITED TERM TAX-EXEMPT FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENTS IN OTHER INVESTMENT COMPANIES.
 The fund's current fundamental investment limitation concerning investment in other investment companies states:
 "The fund may not purchase the securities of other investment companies or investment trusts."
 The Trustees recommend that shareholders of the fund vote to eliminate the above fundamental limitation. If the proposal is approved, the Trustees intend to replace the current fundamental limitation with the following non-fundamental limitation, which could be changed without a vote of shareholders:
 "The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commissions except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger. Any securities issued by other investment companies would also have to meet the
   fund's     credit and maturity standards. In some cases, other
investment companies may incur expenses that are comparable to expenses paid by the fund, which would be taken into account in considering investments in such securities.
 The ability of mutual funds to invest in other investment companies is restricted by the 1940 Act and by some state regulations. The fund's
current fundamental investment limitation    recites the most stringent of
    former state restrictions. The federal restriction will remain
applicable to the fund whether or not    it is     recited in a fundamental
limitation. As a result, elimination of the above fundamental limitation is not expected to have any impact on the fund's investment practices, except to the extent that regulatory requirements may change in the future. However, the Board of Trustees believes that efforts to standardize the fund's investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and are in the best interest of shareholders.
 CONCLUSION. The Board of Trustees recommends that shareholders of the fund vote FOR the proposal to eliminate the fund's fundamental investment limitation regarding investments in other investment companies. If approved by the shareholders, the proposed non-fundamental limitation will be implemented on the effective date of the next prospectus. If the proposal is not approved by shareholders, the fund's current limitation will remain unchanged.
26. TO ELIMINATE LIMITED TERM TAX-EXEMPT FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENTS IN THE SECURITIES OF NEWLY-FORMED ISSUERS.
 The fund's current fundamental investment limitation regarding investments in securities of newly-formed issuers states:
 "The fund may not purchase the securities of any issuer (except the United States government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States) if, as a result more than 5% of its total assets would be invested in securities, such as industrial development bonds, where payment of principal and interest are the responsibility of a company with less than three years' operating history."
 The Trustees recommend that shareholders of the fund vote to eliminate the above fundamental limitation. If the proposal is approved, the Trustees intend to replace the current fundamental limitation with the following non-fundamental limitation, which could be changed without a vote of shareholders:
 "The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operations."
 Newly-formed or "unseasoned issuers" are issuers with less than three years of continuous operation. The purpose of the fundamental limitation on investments in unseasoned issuers is to comply with state laws and to limit the risks associated with investing in companies that have no proven track record in business and whose prospects are uncertain. The proposed non-fundamental limitation will clarify the fact that the fund's unseasoned issuers limitation is applicable only to securities issued by newly-formed entities engaged in a trade or business with a prior history of operations of less than three years and not to pools of asset-backed securities and U.S. government and foreign government securities. The proposal will have no current impact on the fund. However, adoption of a standard non-fundamental limitation will facilitate FMR's compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and will enable the fund to respond more promptly if applicable state laws change in the future.
 CONCLUSION. The Board of Trustees has determined that it is in the best interests of the shareholders to replace the fund's fundamental investment limitation concerning investments in unseasoned issuers with a non-fundamental limitation. Accordingly, the Trustees recommend that shareholders vote FOR the proposal to eliminate the fund's fundamental investment limitation regarding investments in securities of newly-formed issuers. If the proposal is approved, the new non-fundamental limitation will be implemented on the effective date of the next prospectus. If the proposal is not approved, the current limitation will remain unchanged.
27. TO ELIMINATE LIMITED TERM TAX-EXEMPT'S AND SHORT INTERMEDIATE TAX-EXEMPT'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTING IN OIL, GAS, AND MINERAL EXPLORATION PROGRAMS.
 Currently both funds maintain a fundamental investment limitation specifying that each fund may not "invest in oil, gas, or other mineral exploration or development programs." Investment in oil, gas, or other mineral exploration programs is permitted under federal standards for mutual funds, but currently is prohibited by some state regulations.
 The Trustees recommend that shareholders of each fund vote to eliminate the above referenced fundamental investment limitation. If the proposal is approved by shareholders of each fund, the Trustees intend to adopt the following non-fundamental investment limitation, which could be changed without a shareholder vote:
 "The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases."
 Currently Limited Term Tax-Exempt Fund does not have the above non-fundamental investment limitation regarding investment in oil, gas or other mineral exploration or development programs.
 This proposal will have no current impact on either fund. However, adoption of a standardized non-fundamental investment limitation will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ), and will enable each fund to respond more promptly if applicable state laws change in the future.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate each fund's fundamental investment limitation concerning investment in oil, gas, and other mineral exploration programs. If approved, the proposal will be implemented on the effective date of each fund's next prospectus. If the proposal is not approved by the shareholders of a fund, the fund's current limitation will remain unchanged.
2   8    . TO ELIMINATE LIMITED TERM TAX-EXEMPT FUND'S FUNDAMENTAL
INVESTMENT LIMITATION CONCERNING PURCHASING SECURITIES OF AN ISSUER IN WHICH THE TRUSTEES OR DIRECTORS AND OFFICERS OF THE FUND OR FMR HOLD MORE THAN 5% OF THE OUTSTANDING SECURITIES OF SUCH ISSUER.
 The fund's fundamental investment limitation currently includes a restriction which prohibits the fund from purchasing or retaining the securities of any issuer if the officers and Trustees or directors of the fund or FMR who individually own more than 5% of that issuer's securities.
 The fund's current fundamental investment limitation provides:
 "The fund may not purchase the securities of any issuer (except the United States government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States) if, as a result, the fund would hold the securities of any issuer other than the securities of the fund where the Trustees and officers of the Trust, or of the Manager, together own beneficially more than 5% of such outstanding securities."
 This investment limitation was originally adopted to address state securities regulations (Blue Sky requirements) in connection with the registration of shares of the fund for sale. Only one state currently requires such limitation. FMR believes that this fundamental investment limitation should be eliminated because, while this limitation has not precluded investments in the past, its elimination will potentially increase the fund's flexibility when choosing investments in the future.
 Subject to shareholder approval, the Trustees intend to replace this fundamental investment limitation with a non-fundamental investment limitation that could be changed by a vote of the Trustees in response to regulatory, market, legal, or other developments without further approval by shareholders. The new non-fundamental investment limitation, which is substantially the same as the fund's current fundamental limitation, would provide that:
 "The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities."
 CONCLUSION. The Trustees have considered the relevant factors and believe that the proposed non-fundamental limitation is in the best interest of the fund's shareholders. Therefore, the Trustees have recommended that the shareholders vote FOR the elimination of the fundamental restriction concerning investing in the issuers in which the officers, directors or Trustees of the fund and FMR who own more than 5% of the outstanding securities of such issuer. If approved, the new non-fundamental investment limitation will be implemented on the effective date of the next prospectus. If the proposal is not approved, the fund's current fundamental limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies.
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions which have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; J. Gary Burkhead, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the Trust. Messrs. Johnson 3d, Burkhead,
John H. Costello, Stephen P. Jonas, Arthur S. Loring,    and     Leonard M.
Rush        are currently officers of the fund and officers or employees of
FMR or FMR Corp. With the exception of Mr. Costello and Mr. Rush, all of these persons are stockholders of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
    All of the stock of FMR is owned by a parent company, FMR Corp. 82 Devonshire Street, Boston, Massachusetts, which was organized on October 31, 1972. At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions, Fidelity Service Co., which is the transfer and shareholder servicing agent for certain of the retail funds advised by FMR, Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for certain institutional customers and funds sold through intermediaries, and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization. Messrs. Johnson 3d, Burkhead, William L. Byrnes, James C. Curvey, Caleb Loring, Jr., and Ms. Abigail P. Johnson are the Directors of FMR Corp. On March 31, 1995, Messrs. Johnson 3d, Burkhead, Curvey, and Loring, Jr. and Ms. Johnson owned approximately 24%, 3%, 3%, 13%, and 24%, respectively, of the voting common stock of FMR Corp. In addition, various Johnson family members and various trusts for the benefit of Johnson family members, for which Messrs. Burkhead, Curvey, or Loring, Jr. are Trustees, owned in the aggregate approximately 32% of the voting common stock of FMR Corp. Messrs. Johnson 3d, Burkhead, and Curvey owned approximately 2%, 3%, and 2%, respectively,of the non-voting common and equivalent stock of FMR Corp. In addition, various trusts for the benefit of members of the Johnson family, for which Mr. Loring, Jr. is the sole Trustee, and other trusts for the benefit of Johnson family members, through limited partnership interests in a partnership the corporate general partner of which is controlled by Mr. Johnson 3d, Mr. Loring, Jr., and other Johnson family members, together owned approximately 43% of the non-voting common and equivalent stock of FMR Corp. Through ownership of voting common stock and the execution of a shareholders' voting agreement, Edward C. Johnson 3d (President and a Trustee of the trust), Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR Corp.
 During the period    December 1, 1993     through    March 31, 1995    ,
the following transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common,
non-voting common and equivalent stock, or preferred stock of FMR Corp.   ;
Mr. Edward C. Johnson 3d converted 2,064 shares of voting common stock into 2,064 shares of non-voting common stock.
PRESENT MANAGEMENT CONTRACT
 Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
 In addition to the management fee payable to FMR, each fund reimburses
   UMB Bank, n.a.     (United Missouri) for its services as each fund's
custodian and transfer agent. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with United Missouri, pursuant to which United Missouri bears the costs of providing these services to existing shareholders. The fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party and any obligation it may have to indemnify the trust's officers and Trustees with respect to litigation.
 United Missouri has entered into a sub-contract with State Street Bank and Trust (On behalf of Limited Term Tax-Exempt's and Short Intermediate
Tax-Exempt's Class A shares) and with    Fidelity Investments Institutional
Operations Company (    FIIOC   )     (on behalf of Limited Term
Tax-Exempt's Class B and Institutional Class) (each a Transfer Agent) under the terms of which the Transfer Agent performs the processing activities associated with providing transfer agent functions for the fund. Under the sub-contract, the Transfer Agent bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, except proxy statements. The Transfer Agent also pays all out-of-pocket expenses associated with transfer agent services. Transfer agent fees, including reimbursement for out-of-pocket expenses, paid to the Transfer Agent by
United Missouri on behalf of        Limited Term Tax-Exempt Fund were
$100,542 (Class A), $985 (Class B) and $10,422 (Inst. Class) and on behalf
of        Short Intermediate Tax-Exempt Fund were $8,143 (Class A) for the
fiscal    period     ended November 30, 1994.
 United Missouri has a sub-contract with Fidelity Service Company (FSC) which provides that FSC will perform the calculations necessary to determine each class's net asset value per share and dividends, and
maintain each fund's accounting records.    P    ricing and bookkeeping
fees, including related out-of-pocket expenses, paid to FSC for fiscal 1994
were $48,062    (Limited Term Tax-Exempt)     and $31,953    (Short
Intermediate Tax-Exempt).
 Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the
   NASD.     The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Expenses in connection with the offer and sale of shares are paid by FDC.
 FMR is each fund's investment manager pursuant to a management contract dated January 29, 1989 (Limited Term Tax-Exempt Fund), and January 20, 1994 (Short Intermediate Tax-Exempt Fund), which was approved by
    shareholders    on November 16, 1988 (Limited Term Tax-Exempt) and
    on    February 10, 1994 by FMR, the sole shareholder of Short
Intermediate Tax-Exempt.
 For the services of FMR under the contract, each fund pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate
schedule shown    in the following table     on the left. The schedule
    on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates
on the left. For example, the effective annual fee rate at $   288
    billion of group net assets - the approximate level for March 1995 was
   .1547    %, which is the weighted average of the respective fee rates
for each level of group net assets up to $   288     billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE
                          RATES

Average   Annualized   Group    Effective
Group     Rate         Net      Annual
Assets                 Assets   Fee Rate





0      -     $ 3 billion   .3700%    $ 0.5 billion   .3700%

3      -     6             .3400     25              .2664

6      -     9             .3100     50              .2188

9      -     12            .2800     75              .1986

12     -     15            .2500     100             .1869

15     -     18            .2200     125             .1793

18     -     21            .2000     150             .1736

21     -     24            .1900     175             .1695

24     -     30            .1800     200             .1658

30     -     36            .1750     225             .1629

36     -     42            .1700     250             .1604

42     -     48            .1650     275             .1583

48     -     66            .1600     300             .1565

66     -     84            .1550     325             .1548

84     -     120           .1500     350             .1533

120    -     174           .1450     400             .1507

174    -     228           .1400

228    -     282           .1375

282    -     336           .1350

Over         336           .1325

 Under Limited Term Tax-Exempt's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at .1500% for average group assets in excess of $84 billion. The group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
 Under Short Intermediate Tax-Exempt's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at
.1325% for average group assets in excess of    $    336 billion.
 On August 1, 1994, FMR voluntarily revised the group fee rate schedule, and added new breakpoints. The revised group fee rate schedule provides for lower management fee rates as FMR's assets under management increase. Each fund's current management fee reflects the group fee rate schedule above for average group net assets under $156 billion and the group fee rate schedule below for average group net assets in excess of $156 billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE
                          RATES

Average   Annualized   Group    Effective
Group     Rate         Net      Annual
Assets                 Assets   Fee Rate





120    -     $156      .1450%    $150 billion   .1736%
             billion

156    -     192       .1400     175            .1690

192    -     228       .1350     200            .1652

228    -     264       .1300     225            .1618

264    -     300       .1275     250            .1587

300    -     336       .1250     275            .1560

336    -     372       .1225     300            .1536

Over         372       .1200     325            .1514

                                 350            .1494

                                 375            .1476

                                 400            .1459

 The individual fund fee rate for each fund is 0.25%. Based on the average group net assets of the funds advised by FMR for March 1995, the annual management fee rate for each fund would be calculated as follows:
Group Fee Rate         Individual Fund         Management Fee
                       Fee Rate                Rate

.   1547    %    +     0.25%             =     .   4047    %

 One-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
 During fiscal 1994, FMR received $286,027 and $31,109 for its services as
investment adviser to Limited Term Tax-Exempt        and Short Intermediate
Tax-Exempt   ,     respectively. This fee was equivalent to    0    .41% of
the average net assets of    each fund (annualized for Short Intermediate
Tax-Exempt).
 FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase the fund's total returns and yield and repayment of the reimbursement by the fund will lower its total returns and yield.
 During fiscal 1994, FMR voluntarily agreed, subject to revision or
termination, to reimburse Limited Term Tax-Exemp   t    : Class A, Class B
and Institutional Class to the extent that their aggregate operating expenses, including management fees, were in excess of an annual rate of
0.90%, 1.65%, and 0.65% of average net asset   s    , respectively. If this
reimbursement had not been in effect, for fiscal 1994,    total operating
expense ratios     would have been equivalent to    1.04    %,
   2.36    %    (annualized)    , and    .76    %, respectively, of average
net assets of the fund   .
 During fiscal 1994, FMR voluntarily agreed, subject to revision or termination, to reimburse Short Intermediate Tax-Exempt to the extent that aggregate operating expenses, including management fee, was in excess of an annual rate of 0.75% of average net assets. If this reimbursement had not been in effect, for the fiscal period ended November 30, 1994, the total operating expense ratio would have been equivalent to 1.54% (annualized) of
average net assets of the fund   .
 To comply with the California Code of Regulations, FMR will reimburse each fund if and to the extent that each fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating each fund's expenses for purposes of this regulation, each fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its distribution plan expenses and custodian fees attributable to investments in foreign securities.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.
 FMR may place agency transactions with Fidelity Brokerage Services, Inc.
(FBSI), a subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 For fiscal 1994 each fund paid no brokerage commissions to affiliated brokers.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Investments Institutional Services Co., whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1
   Underlined disclosure will be added; crossed-out disclosure will be deleted.
Form of
MANAGEMENT CONTRACT
between
   [    Tax-Exempt Portfolios:  Limited Term Series   ]
   [[    FIDELITY ADVISOR SERIES VI:   ]]
   [[    FIDELITY LIMITED TERM TAX-EXEMPT FUND   ]]
and
FIDELITY MANAGEMENT & RESEARCH COMPANY
 AGREEMENT    [    made   ][[    AMENDED and RESTATED as of   ]]     this
   [    29th   ][[    1st   ]]     day of
   [    January,   ][[    MONTH   ]] [    1989,   ][[    19__,   ]]     by
and between    [[    Fidelity Advisor Series   ]]
[    Tax-Exempt   ][[    VI   ]] [    Portfolios,   ]     a Massachusetts
business trust which may issue one or more series of shares of beneficial
interest (hereinafter called the "Fund"), on behalf of    [[    Fidelity
Advisor   ]]     Limited Term    [[    Tax-Exempt   ]]
[    Series   ][[    Fund   ]]     (hereinafter called the "Portfolio"),
and Fidelity Management & Research Company, a Massachusetts corporation
(hereinafter called the "Adviser")    [[    as set forth in its entirety
").below.   ]]
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
     [[    (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were
reasonable in relation to the benefits to the Portfolio.   ]]
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
    [    3. For the services and facilities to be furnished, the Adviser shall receive a monthly management fee, payable as soon as practicable
after the last day of each month, which shall be computed as follows:   ]
 [[    3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual
Fund Fee   ]]    .
    [    The Basic Fee rate shall be composed of two elements.   ]
 [    (i)   ][[    (a)   ]]     Group Fee Rate.  The Group FeeRate shall be
based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's
   [    charter   ]    Declaration of Trust or each   [[    other   ]]
[    investment   ][[    organizational
   ]][    company)   ][[    document)   ]]     determined as of the close
of business on each business day throughout the month. The GroupFeeRate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets   Annualized Fee Rate (for each
                     level)

0               -     $ 3 billion    .3700%

3               -     6              .3400

6               -     9              .3100

9               -     12             .2800

12              -     15             .2500

15              -     18             .2200

18              -     21             .2000

21              -     24             .1900

24              -     30             .1800

30              -     36             .1750

36              -     42             .1700

42              -     48             .1650

48              -     66             .1600

66              -     84             .1550

84              -     120            .1500

   [[    120    -     156   ]]          [[    .1450   ]]

   [[    156    -     192   ]]          [[    .1400   ]]

   [[    192    -     228   ]]          [[    .1350   ]]

   [[    228    -     264   ]]          [[    .1300   ]]

   [[    264    -     300   ]]          [[    .1275   ]]

   [[    300    -     336   ]]          [[    .1250   ]]

   [[    336    -     372   ]]          [[    .1225   ]]

   [[    Over         372   ]]          [[    .1200   ]]

 (b) Individual Fund Fee Rate.  The Individual Fund Fee Rate shall be
   0    .25%.
 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.
 (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses
   [    other than those expressly stated to be payable by the Adviser
hereunder,   ]    e which expenses payable by the Portfolio shall include,
without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are interested persons" of the Fund or the Adviser;
(iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses
   [    relating   ][[    related   ]]     to the registration and
qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be
sustained in the purchase, holding or sale of any security    [[    or
other investment instrument.   ]]
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until
   [    July   ][[    June    ]][    31,   ][[    30,   ]]
[    1989   ][[    1996   ]]     and indefinitely thereafter, but only so
long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
 (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of
shareholder liability as set forth in the Fund's Declaration of Trust   [
[    or other organizational document    ]]    and agrees that the
obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust
   [[    or other organizational document   ]]     are separate and
distinct from those of any and all other Portfolios.
    [[    8. This Agreement shall be governed by, and construed in
accordance with, the laws of the Commonwealth of Massachusetts, without
giving effect to the choice of laws provisions thereof.   ]]
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.

EXHIBIT 2
   Underlined disclosure will be added; crossed-out disclosure will be deleted.
Form of
MANAGEMENT CONTRACT
between
FIDELITY ADVISOR SERIES VI
FIDELITY ADVISOR SHORT-INTERMEDIATE TAX-EXEMPT FUND
and
FIDELITY MANAGEMENT & RESEARCH COMPANY
 AGREEMENT [made][[AMENDED and RESTATED as of]] this [20th][[1st]] day of [January][[MONTH]] [1994,][[19__,]] by and between Fidelity Advisor Series VI a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor Short-Intermediate Tax-Exempt Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") [[as set forth in its entirety below.]]
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.
 (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets   Annualized Fee Rate (for each
                     level)

0        -     $ 3 billion   .3700%

3        -     6             .3400

6        -     9             .3100

9        -     12            .2800

12       -     15            .2500

15       -     18            .2200

18       -     21            .2000

21       -     24            .1900

24       -     30            .1800

30       -     36            .1750

36       -     42            .1700

42       -     48            .1650

48       -     66            .1600

66       -     84            .1550

84       -     120           .1500

[[120    -     156]]         [[.1450]]

[[156    -     192]]         [[.1400]]

[[192    -     228]]         [[.1350]]

[[228    -     264]]         [[.1300]]

[[264    -     300]]         [[.1275]]

[[300    -     336]]         [[.1250]]

[[336    -     372]]         [[.1225]]

[[Over         372]]         [[.1200]]

[120-174]    [.1450]

[174-228]    [.1400]

[228-282]    [.1375]

[282-336]    [.1350]

[Over 336]   [.1325]

 (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.25% The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.
  (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all itsexpenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security [[or other investment instrument.]]
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until June 30, [1995][[1996]] and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
[[ (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.]]
 (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.

EXHIBIT 3
   Underlined disclosure will be added; crossed-out disclosure will be deleted.
Form of
DISTRIBUTION AND SERVICE PLAN
[[CLASS A SHARES]]
[FIDELITY ADVISOR TAX-EXEMPT PORTFOLIO
RETAIL CLASS ]
 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Securities and Exchange Commission Rule 12b-1 under the Investment Company Act of 1940, as amended (the Act) for [the][[Class A shares of Fidelity Advisor Limited Term]] [Retail]][Tax-Exempt Fund ("Class ClassA"),]] [[a]] [(the][[class]] ["Retail][[of]] [Class"])[[shares]] of Fidelity Advisor [[Limited Term]] Tax-Exempt [Portfolio][[Fund]] (the ["Portfolio"),][["Fund"),]] a series of Fidelity [Oliver][[Advisor]] [Street][[Series]] [Trust][[VI]] (the ["Fund").][["Trust").]]
 [[2]]. The Trust has entered into a General Distribution Agreement on behalf of the Fund with Fidelity Distributors Corporation (the "Distributor")[[,]]a [wholly-owned subsidiary of Fidelity Management & Research Company (the "Adviser"),] under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers of the Fund's shares of beneficial interest (the "Shares").
Such efforts may include, but neither are required to include nor are limited to, the following: (1) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; (2) preparation, printing and distribution of sales literature; (3) preparation, printing and distribution of prospectuses of the Fund and reports to recipients other than existing shareholders of the Fund; (4) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; (5) making payments to securities dealers and others engaged in the sale of Shares or [who engage] in shareholder support services ("Investment Professionals"); and (6) providing training, marketing and support [such dealers and others] to Investment Professionals with respect to the sale of Shares[[.]]
 3. In consideration for the services provided and the expenses incurred by the Distributor pursuant to the General Distribution Agreement [the][[and paragraph 2 hereof, all with respect]][Retail][[to]] Class [of][[A]] [the][[Shares: Class]] [Portfolio][[A]] shall pay to the Distributor a [[monthly]] fee at the annual rate of .40%[of such Class' average daily net assets throughout the month,][[(or]] [or]such lesser amount as [may][[the]] [be][[Trustees]] [established][[may,]] from time to[time by the][[time,]] [Trustees][[determine)]] of the [Fund,][[average]] [as][[daily]] [specified][[net]] [in paragraph][[assets]] [6]of [this][[Class]] [Plan.][[A]] [Such][[throughout]] [fee shall][[the]] [be computed and paid monthly.][[month.]] The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the [Portfolio's][[Fund's]] then current Prospectus for the determination of the net asset value of [shares of the][[Class]] [Retail][[A]] [Class,][[Shares,]] but shall exclude assets attributable to [(i)][[any]] [shares][[other]] [purchased][[class]] [more][[of]] [than][[Shares]] [144][[of]] [months][[the]] [prior][[Fund.]] [[The]] [to][[Distributor]] [such][[may,]] [day][[but]] [or][[shall]] [(ii)][[not]] [any][[be]] [other Class of the Portfolio. The Distributor][[required]] [may][[to,]] use all or any portion of the fee received pursuant to the Plan to compensate[securities dealers or other][[Investment]] [persons][[Professionals]] who have engaged in the sale of [[Class A]] Shares or in shareholder support services [[with respect to Class A shares]] pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under paragraph 2 [thereof.][[hereof.]]
 4. [Each][[The]] [Class of the Portfolio][[Fund]] presently pays, and will continue to pay, a management fee to [the][[Fidelity Management & Research Company (the Adviser)]] pursuant to a management agreement between the Fund and the Adviser (the Management Contract). It is recognized that the Adviser may use its management fee revenue, as well as its past profits or its resources from any other source, to reimburse the Distributor for expenses incurred in connection with the distribution of [[Class A]] Shares, including the activities referred to in paragraph 2[and] 3 hereof. To the extent that the payment of management fees by the [Class][[Fund]] to the Adviser should be deemed to be indirect financing of any activity primarily intended to result in the sale of [[Class A]] [shares][[Shares]] within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.
 5. This Plan shall become effective upon the first business day of the month following approval by a vote of at least a majority of the outstanding voting securities" (as defined in the Act) of [the Retai]l[[Class]] [Class,][[A,]] this Plan having been approved by a vote of a majority of the Trustees of the [Fund,][[Trust,]] including a majority of Trustees who are not "interested persons" of the [Fund][[Trust]] (as defined in the Act) and who have no direct or indirect financial interest in the operation of [this][[the]] Plan or in any agreement related to the Plan (the Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 6. This Plan shall, unless terminated as hereinafter provided, remain in effect until [July 31, 1993,] [[July 31, 1996]] and from year to year thereafter; provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Fund including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the [maximum] fee provided for in paragraph 3 hereof or any amendment of the Management Contract to increase the amount to be paid by the Fund thereunder shall be effective only upon approval by a vote of a majority of the outstanding voting securities of [Retail][[Class]] [Class,][[A,]] in the case of [the][[this]] Plan, or upon approval by a vote of a[[the]] majority of the outstanding voting securities of the Fund in the case of the Management Contract, and (b) any material amendment of this Plan shall be effective only upon approval in the manner provided in the first sentence of this paragraph 6.
 7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of [the][[Class]] [Class.][[A.]]
 8. During the existence of this Plan, the Fund shall require the Adviser and/or the Distributor to provide the Fund for review by the [Fund's]Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of [shares of][[Class]] [the Retail][[A]] [Class][[Shares]] (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of shares[[Class]] [of][[A]] [[the Class.]][[shares.]]
 10. Consistent with the limitation of shareholder liability as set forth in the Fund's Declaration of Trust, any obligation assumed by [the][[Class]] [Retail Class][[A]] pursuant to this Plan [or][[and]] any agreement related to this Plan shall be limited in all cases to [the Retail][[Class]] [Class][[A]] and its assets and shall not constitute an obligation of any shareholder of the Fund or [[any other class]] of [any][[the]] [other][[Fund,]] series [[of the Trust]] or class of [the][[such]] [Fund.][[series.]]
 11. If any provision of the Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

EXHIBIT 4
   Underlined disclosure will be added; crossed-out disclosure will be deleted.
Form of
DISTRIBUTION AND SERVICE PLAN
of Fidelity Advisor Series VI:
Fidelity Advisor Short-Intermediate Tax-Exempt Fund
[[CLASS A SHARES]]
 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Securities and Exchange Commission Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") for [[Class A shares of]] Fidelity Advisor [Short-Intermediate][[Short]] [Tax][[Intermediate]]
[Exempt][[Tax-Exempt]] Fund [[("Class A"), a class of shares (of Fidelity Advisor Short]] [the][[Intermediate Tax-Exempt Fund (the]] "Fund"), a series of Fidelity Advisor Series VI (the "Trust")[[.]]
 2. The Trust has entered into a General Distribution Agreement on behalf of the Fund with Fidelity Distributors Corporation (the Distributor )[[,]] under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers of the Fund's shares of beneficial interest (the Shares)[[.]] Such efforts may include, but neither are required to include nor are limited to, the following: (1) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; (2) preparation, printing and distribution of sales literature; (3) preparation, printing and distribution of prospectuses of the Fund and reports to recipients other than existing shareholders of the Fund; (4) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; (5) making payments to securities dealers and others engaged in the sale of Shares or[who engage] in shareholder support services ("Investment Professionals"); and (6) providing training, marketing and support to Investment Professionals with respect to the sale of Shares[[.]]
 3. In consideration for the services provided and the expenses incurred by the Distributor pursuant to the General Distribution Agreement [The][[and paragraph 2 hereof, all with respect to Class A Shares: Class]] [Fund][[A]] shall pay to the Distributor a [[monthly]] fee at the annual rate of .40% [[(or such lesser amount as the Trustees may, from time to time, determine)]] of [its][[the]] average daily net assets [[of Class A ]]throughout the month. The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the Fund's then current Prospectus for the determination of the net asset value of [the][[Class]] [Fund's][[A]] [shares,][[Shares,]] but [excluding][[shall exclude]] assets attributable to [shares][[any]] [purchased][[other]] [more][[class]] [than][[of]] [144][[Shares]] [months][[of]] [prior to such][[the]] [day.][[Fund.]] The Distributor [[may, but shall not be required]] [may][[to,]] use all or any portion of the fee received pursuant to the Plan to compensate[securities dealers or other][[Investment]] [persons][[Professionals]] who have engaged in the sale of [[Class A]] Shares or in shareholder support services [[with respect to Class A shares]] pursuant to agreements[[with the]] Distributor, or to pay any of the expenses associated with other activities authorized under paragraph 2 hereof.
 4. The Fund presently pays, and will continue to pay, a management fee to Fidelity Management [and][[&]] Research Company (the "Adviser") pursuant to a management agreement between the Fund and the Adviser (the "Management Contract"). It is recognized that the Adviser may use its management fee revenue, as well as its past profits or its resources from any other source, to reimburse the Distributor for expenses incurred in connection with the distribution of [[Class A Shares,]] including the activities referred to in paragraph 2[and 3]hereof. To the extent that the payment of management fees by the Fund to the Adviser should be deemed to be indirect financing of any activity primarily intended to result in the sale of [[Class]] [shares][[A Shares]] within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.
 5. This Plan shall become effective upon the first business day of the month following approval by ["a][[a]] vote of at least a majority of the outstanding voting securities" (as defined in the Act) [[of Class A,]] this Plan having been approved by a vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 6. This Plan shall, unless terminated as hereinafter provided, remain in effect until July 31, [1995,][[1996,]] and from year to year thereafter; provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the fees provided for in [paragraphs 4 and][[paragraph]] [5][[3]] hereof or any amendment of the Management Contract to increase the amount to be paid by the Fund thereunder shall be effective only upon approval by a vote of a majority of the outstanding voting securities of [the][[Class]] [Fund][[A,]] in the case of this Plan, or upon approval by a vote of the majority of the outstanding voting securities of the Fund, [[in the case of the Management Contract,]] and (b) any material amendment of this Plan shall be effective only upon approval in the manner provided in the first sentence of [[this]] paragraph 6.
 7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of [the][[Class]] [Fund.][[A.]]
 8. During the existence of this Plan, the Trust shall require the Adviser and/or the Distributor to provide the Trust, for review by the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of [shares][[Class]] [of][[A]] [the Fund][[Shares]] (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of [shares][[Class]] [of][[A]] [the Fund.][[shares.]]
 10. Consistent with the limitation of shareholder liability as set forth in the Trust's Declaration of Trust, any obligation assumed by [the][[Class]] [Fund][[A]] pursuant to this Plan and any agreement related to this Plan shall be limited in all cases to [the][[Class]] [Fund][[A]] and its assets and shall not constitute an obligation of any shareholder of the Trust or[of] any other class of the Fund, series of the Trust or class of such series.
 11. If any provision of [this][[the]] Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

EXHIBIT 5
   Underlined disclosure will be added; crossed-out disclosure will be deleted.
[[Form of]]
DISTRIBUTION AND SERVICE PLAN
[[CLASS B SHARES]]
 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Securities and Exchange Commission Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") for the Class B shares of Fidelity Advisor Limited Term Tax-Exempt Fund ("Class B"), a class of shares of Fidelity Advisor Limited Term Tax-Exempt Fund (the Fund) a series of Fidelity Advisor Series VI (the Trust).
 2. The Trust has entered into a General Distribution Agreement on behalf of the Fund with Fidelity Distributors Corporation (the "Distributor") under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers of the Fund's shares of beneficial interest (the Shares. Such efforts may include, but neither are required to include nor are limited to, the following: (1) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; (2) preparation, printing and distribution of sales literature; (3) preparation, printing and distribution of prospectuses of the Fund and reports to recipients other than existing shareholders of the Fund; (4) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; (5) making payments to securities dealers and others engaged in the sale of Shares or [who engage] in shareholder support services ("Investment Professionals"); and (6) providing training, marketing and support to Investment Professionals with respect to the sale of Shares.
 3. In accordance with such terms as the Trustees may, from time to time establish, and in conjunction with its services under the General Distribution Agreement with respect to [shares of] Class[B ("Class B Shares"),][[Shares,]] the Distributor is hereby [specifically][[expressly]] authorized to make payments to Investment Professionals in connection with the sale of[the] Class B Shares. Such payments may be paid as a percentage of the dollar amount of purchases of Class B Shares attributable to a particular Investment Professional, or may take such other form as may be approved by the Trustees.
 4. In consideration [for][[of]] the services provided and the expenses incurred by the Distributor pursuant to the General Distribution Agreement and paragraphs 2 and 3 hereof, all with respect to[the] Class B Shares:
 (a) Class B shall pay to the Distributor a monthly distribution fee at the annual rate of 0.75% (or such lesser amount as the Trustees may, from time to time, determine) of the average daily net assets of Class B throughout the month. The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the Fund's then current Prospectus for the determination of the net asset value of Class B Shares, but shall exclude assets attributable to [(i) Class B Shares purchased more than 144 months prior to such date or (ii)] any other class of Shares of the Fund. The Distributor may, but shall not be required to, use all or any portion of the distribution fee received pursuant to the Plan to compensate Investment Professionals who have engaged in the sale of Class B Shares or in shareholder support services [[with respect to Class B Shares]] pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under paragraphs 2 and 3 hereof; and
 (b) In addition, the Plan recognizes that the Distributor may, in accordance with such terms as the Trustees may from time to time establish, receive all or a portion of any sales charges, including contingent deferred sales charges, which may be imposed upon the sale or redemption of Class B Shares.
 5. Separate from any payments made as described in paragraph 4 hereof, Class B shall also pay to the Distributor a service fee at the annual rate of 0.25% (or such lesser amount as the Trustees may, from time to time, determine) of the average daily net assets of Class B throughout the month. The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the Fund's then current Prospectus for the determination of the net asset value of Class B Shares, but shall exclude assets attributable to any other class of Shares of the Fund. In accordance with such terms as the Trustees may from time to time establish, the Distributor may use all or a portion of such service fees to compensate Investment Professionals for personal service and/or the maintenance of shareholder accounts, or for other services for which "service fees" lawfully may be paid in accordance with applicable rules and regulations.
 6. The Fund presently pays, and will continue to pay, a management fee to Fidelity Management [and][[&]] Research Company (the "Adviser") pursuant to a management agreement between the Fund and the Adviser (the "Management Contract"). It is recognized that the Adviser may use its management fee revenue, as well as its past profits or its resources from any other source, to reimburse the Distributor for expenses incurred in connection with the distribution of Class B Shares, including the activities referred to in paragraphs 2 and 3 hereof. To the extent that the payment of management fees by the Fund to the Adviser should be deemed to be indirect financing of any activity primarily intended to result in the sale of Class B Shares within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.
 7. This Plan shall become effective upon the first business day of the month following approval by ["a][[a]] vote of at least a majority of the outstanding voting securities" (as defined in the Act) of Class B, this Plan having been approved by a vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 8. This Plan shall, unless terminated as hereinafter provided, remain in effect until [date], and from year to year thereafter; provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the fees provided for in paragraphs 4 and 5 hereof or any amendment of the Management Contract to increase the amount to be paid by the Fund thereunder shall be effective only upon approval by a vote of a majority of the outstanding voting securities of Class B in the case of this Plan, or upon approval by a vote of the majority of the outstanding voting securities of the Fund, in the case of the Management Contract, and (b) any material amendment of this Plan shall be effective only upon approval in the manner provided in the first sentence of [[this]] paragraph [7.][[8.]]
 9. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of Class B.
 10. During the existence of this Plan, the Trust shall require the Adviser and/or the Distributor to provide the Trust, for review by the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of Class B Shares (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 11. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Class B Shares.
 12. Consistent with the limitation of shareholder liability as set forth in the Trust's Declaration of Trust, any obligation assumed by Class B pursuant to this Plan and any agreement related to this Plan shall be limited in all cases to Class B and its assets and shall not constitute an obligation of any shareholder of the Trust or of any other class of the Fund, series of the Trust or class of such series.
 13. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.
EXHIBIT 6
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)
         RATIO OF NET
         ADVISORY FEES
         TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS) (B)   TO FMR (C)   ASSETS
(C)
TAX-EXEMPT INCOME
California Tax-Free:
 High Yield  2/28/94 $ 588.0 0.41% 0.57%
 Insured   2/28/94  299.5 0.29* 0.48*
 Money Market ((yen)) 2/28/94  540.0 0.41 0.64
Spartan Arizona:
 Municipal Income 2/28/95**  4.2 -* -*
 Money Market ((yen)) 2/28/95**  12.0 -* -*
Spartan California
 Municipal:
  High Yield 2/28/94  598.5 0.52* 0.52*
  Intermediate 2/28/94**  7.7 -* -*
  Money Market ((yen)) 2/28/94  944.0 0.21* 0.21*
Institutional Tax-
 Exempt Cash ((yen)) 5/31/94  2,549.9 0.14* 0.18*
Daily Money Fund:
 Capital Reserves:
  Municipal Money
   Market ((yen)) 7/31/94  132.6 0.44* 0.98*
Spartan Aggressive
 Municipal   8/31/94  40.6 0.60 0.60
Spartan Intermediate
 Municipal  8/31/94  265.6 0.20* 0.20*
Spartan Maryland
 Municipal  Income 8/31/94  39.2 0.03* 0.03*
Spartan Municipal
 Income   8/31/94  792.2 0.55 0.55
Spartan Municipal
 Money Market ((yen)) 8/31/94  2,123.9 0.33* 0.33*
Spartan Short-
 Intermediate
  Municipal 8/31/94  1,110.3 0.47* 0.47*
Advisor High Income
 Municipal:
 Class A   10/31/94  549.7 0.41 0.89
 Class B    10/31/94  3.8 0.41 2.09
Daily Tax-Exempt
 Money ((yen))  10/31/94  518.4 0.48* 0.65*
Spartan New Jersey
 Municipal Money
  Market ((yen)) 10/31/94  364.5 0.28* 0.28*
        RATIO OF NET
         ADVISORY FEES
         TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS) (B)   TO FMR (C)   ASSETS
(C)
Tax-Exempt Money
 Market Trust ((yen)) 10/31/94 $ 3,388.7 0.31% 0.52%*
Advisor Limited
 Term Tax-Exempt:
  Class A  11/30/94  55.4 0.41 0.90*
  Class B   11/30/94**  0.9 0.41 1.65(dagger)*
  Institutional Class 11/30/94  14.1 0.41 0.65*
Advisor Short-Inter-
 Mediate Tax Exempt 11/30/94**  10.7 -* 0.75(dagger)*
Connecticut Municipal
 Money Market ((yen)) 11/30/94  309.7 0.41 0.60
High Yield Tax-Free 11/30/94  2,161.9 0.41 0.56
New Jersey Tax-Free
 Money Market ((yen)) 11/30/94  393.7 0.41 0.62
Spartan Connecticut
 Municipal:
  High Yield 11/30/94  395.5 0.55 0.55
  Money Market ((yen)) 11/30/94  160.9 0.50 0.50
Spartan Florida Municipal:
 Income   11/30/94  403.1 0.54* 0.54*
 Money Market ((yen)) 11/30/94  364.1 0.46* 0.46*
Spartan New Jersey
 Municipal High Yield 11/30/94  381.1 0.55 0.55
Aggressive Tax-Free 12/31/94  880.7 0.46 0.63
Insured Tax-Free 12/31/94  388.6 0.41 0.58
Limited Term
 Municipals  12/31/94  1,024.2 0.40 0.56
Michigan Tax-Free:
 High Yield  12/31/94  506.4 0.41 0.57
 Money Market ((yen)) 12/31/94  197.0 0.41 0.61
Minnesota Tax-Free 12/31/94  312.4 0.41 0.59
Municipal Bond 12/31/94  1,126.0 0.41 0.53
Ohio Tax-Free:
 High Yield  12/31/94  401.9 0.41 0.57
 Money Market ((yen)) 12/31/94  284.8 0.41 0.57
Spartan Pennsylvania
 Municipal:
  High Yield 12/31/94  274.4 0.55 0.55
  Money Market ((yen)) 12/31/94  228.4 0.50 0.50
Massachusetts Tax-Free:
 High Yield  1/31/95  1,144.3 0.41 0.54
 Money Market ((yen)) 1/31/95  677.7 0.41 0.63

New York Tax-Free:
 High Yield  1/31/95 $ 420.7 0.41% 0.58%
 Insured   1/31/95  345.9 0.41 0.58
 Money Market ((yen)) 1/31/95  678.1 0.41 0.60
Spartan Massachusetts
 Municipal Money
  Market ((yen)) 1/31/95  376.1 0.50 0.50
Spartan New York
 Municipal:
  High Yield 1/31/95  352.1 0.55 0.55
  Intermediate 1/31/95  28.5 0.04* 0.04*
  Money Market ((yen)) 1/31/95  529.0 0.50 0.50

- ---------------

(a) All data is as of the fiscal year end noted in the chart or as of January 31,1995, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
(dagger) Annualized
** Less than a complete fiscal year
((yen)) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to the fund.

         RATIO OF NET
         ADVISORY FEES
         TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS) (B)   TO FMR (C)   ASSETS
(C)
FAVI-PXS-495 CUSIP #315917401/FUND #289
 cusip #315917609/fund #689
 cusip #315917302/fund #089
 cusip #315917500/fund #636

IMPORTANT PROXY MATERIALS...
PLEASE CAST YOUR VOTE NOW!

April 27, 1995
Dear Fidelity Advisor Funds Shareholder:
In June, we are holding a special shareholder meeting for the following Fidelity Advisor Funds:
(solid bullet) (solid bullet)Fidelity Advisor Limited Term Tax-Exempt Fund (solid bullet) Fidelity Advisor Short-Intermediate Tax-Exempt Fund
THIS PACKAGE CONTAINS A SEPARATE VOTING CARD FOR EACH FUND YOU OWN. IF THERE IS MORE THAN ONE CARD IN YOUR PACKAGE, IT IS IMPORTANT THAT YOU VOTE EACH CARD.
The matters to be discussed are important, and directly affect your investment. As a shareholder, you cast one vote for each share and fractional votes for fractional shares of each fund you own. YOU MAY THINK YOUR VOTE IS INSIGNIFICANT, BUT EVERY VOTE IS EXTREMELY IMPORTANT. We must continue sending requests to vote until a majority of the shares are voted prior to the meeting. Additional mailings are expensive, and these costs are charged directly to the funds.
The enclosed Proxy Statement details the proposals under consideration. A list of each issue can be found on the first page of the Proxy Statement. After you have read the material, please cast your vote promptly by signing and returning the enclosed proxy card(s). It is important that you sign your proxy card exactly as your name appears in the registration of the proxy card. A postage-paid envelope has been provided. Your time will be well spent, and you will help save the cost of additional mailings.
These proposals have been carefully considered by the funds' Board of Trustees, which is responsible for protecting your interests as a shareholder. THE BOARD OF TRUSTEES BELIEVES THESE PROPOSALS ARE FAIR AND REASONABLE, AND RECOMMENDS THAT YOU APPROVE THEM. If you have any questions about any of the proposals, please do not hesitate to contact your investment professional immediately.
In the months ahead, you may receive mailings similar to this if you own other Fidelity Advisor Funds. These will be separate proxies, and, like this one, will require your prompt attention. Remember, this is your
opportunity to voice your opinion on matters affecting your funds.   YOUR
PARTICIPATION IS EXTREMELY IMPORTANT NO MATTER HOW MANY OR HOW FEW SHARES
YOU OWN.
Thank you.  We appreciate your prompt attention.
Sincerely,
Paul J. Hondros
President
I.PXYVI-1ST-0495
Fidelity Advisor Funds
VOTE
Fidelity Advisor Funds

Dear Fidelity Advisor
Funds Shareholder:
By now you should have received a proxy kit for an important vote regarding your Fidelity Advisor Funds investments. IF NOT, PLEASE CALL 1-800-522-7297.
By signing and mailing your voting cards right away, you will be helping us hold the line on administrative costs!
Thank you.
Fidelity Advisor Funds logo.
Fidelity Distributors Corp., 82 Devonshire Street, Boston, MA  02109
Vote this proxy card TODAY!  Your prompt response will
save Limited Term Tax-Exempt-Class A the expense of additional mailings. Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
FIDELITY ADVISOR SERIES VI: FIDELITY ADVISOR LIMITED TERM TAX-EXEMPT FUND - CLASS A
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring and Thomas R. Williams, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VI: Fidelity Advisor Limited Term Tax-Exempt Fund
- - Class A which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 14, 1995 at 9:00 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1995
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip #    315917401    /fund#    289

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- --------------------

1.   To elect the 12 nominees specified below as           [  ] FOR all nominees    [  ]            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson     marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.       below).                   vote for all
     Lynch, Gerald C. McDonough, Edward H. Malone,                                  nominees.
     Marvin L. Mann and Thomas R. Williams
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand, L.L.P. as          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust

3.    To amend the Declaration of Trust to provide                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of trustees.

5.    To amend the Declaration of Trust to provide the fund            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      fund    to permit     the fund to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.



7.    To amend the Bylaws of the Trust to require only        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   7.
      Trustee approval of further amendments to the bylaws.

8.    To approve an amended management contract for the       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   8.
      fund.

10.   To amend the Class A Distribution and Service Plan      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   10.
      for the fund.



12.   To amend the fund's investment objective and policies    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   12.
      to provide greater investment latitude to seek high
      current income.



13.   To replace certain of the fund's fundamental         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   13.
      investment policies with non-fundamental policies.





   14.          To adopt a fundamental investment policy
             concerning                                     FOR [  ]          AGAINST [  ]          ABSTAIN [ ]          14.
                the tax-exempt status of distributions
             for the fund.

1   5    .   To adopt a fundamental investment limitation FOR [  ]          AGAINST [  ]          ABSTAIN [ ]          1   5    .
             concerning senior securities for the fund.

1   6    .   To adopt a fundamental investment limitation FOR [  ]          AGAINST [  ]          ABSTAIN [ ]          1   6    .
             concerning commodities for the fund.

17.          To amend the    fund's     fundamental
             investment                                   FOR [  ]          AGAINST [  ]          ABSTAIN [ ]          17.
             limitation concerning diversification   .

18.          To eliminate the fund's fundamental
             investment                                   FOR [  ]          AGAINST [  ]          ABSTAIN [ ]          18.
             limitation concerning short sales of
             securities.



19.   To eliminate the fund's fundamental investment    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   19.
      limitation concerning margin purchases.

20.   To amend the fund's fundamental investment        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   20.
      limitation concerning borrowing.



21.   To amend the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   21.
      limitation concerning the underwriting of securities.



22.   To amend the fund's fundamental investment        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   22.
      limitation concerning the concentration of its
      investments in a single industry.

23.   To amend the fund's fundamental investment        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   23.
      limitation concerning real estate.

24.   To amend the fund's fundamental investment        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   24.
      limitation concerning lending.



25.          To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   25.
             limitation concerning investments in other investment
             companies.

26.          To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   26.
             limitation concerning investments in securities of
             newly-formed issuers.

27.          To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   27.
             limitation concerning investing in oil, gas, and mineral
             exploration programs.

2   8    .   To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2   8    .
             limitation concerning purchasing securities of an
             issuer in which the Trustees or directors and officers of
             the fund or FMR hold more than 5% of the outstanding
             securities of such issuer.


   ATEP    -PXC-   495        cusip #    315917401    /fund#    289
Vote this proxy card TODAY!  Your prompt response will
save Limited Term Tax-Exempt Fund - Class B the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
FIDELITY ADVISOR SERIES VI: LIMITED TERM TAX-EXEMPT FUND - CLASS B
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring and Thomas R. Williams, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VI: Limited Term Tax-Exempt Fund - Class B which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 14, 1995 at 9:00 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.  This Proxy shall be voted on the proposals described in the
Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1995
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip #    315917609    /fund#    689

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- --------------------

1.   To elect the 12 nominees specified below as           [  ] FOR all nominees    [  ]            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson     marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.       below).                   vote for all
     Lynch, Gerald C. McDonough, Edward H. Malone,                                  nominees.
     Marvin L. Mann and Thomas R. Williams
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand, L.L.P. as          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust

3.    To amend the Declaration of Trust to provide                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of trustees.

5.    To amend the Declaration of Trust to provide the fund            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To         adopt a new fundamental investment policy for the     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      fund    to     permit the fund to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.



7.    To amend the Bylaws of the Trust to require only        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   7.
      Trustee approval of further amendments to the bylaws.

8.    To approve an amended management contract for the       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   8.
      fund.

10.   To amend the Class A Distribution and Service Plan      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   10.
      for the fund.

11.   To amend the Class B Distribution and Service Plan      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   11.
      for the fund.



12.   To amend the fund's investment objective and policies    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   12.
      to provide greater investment latitude to seek high
      current income.



13.   To replace certain of the fund's fundamental         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   13.
      investment policies with non-fundamental policies.





   14.          To  adopt  a fundamental investment
             policy concerning                               FOR [  ]          AGAINST [  ]          ABSTAIN [ ]          14.
                the tax-exempt status of distributions
             for the fund.

1   5    .   To adopt a fundamental investment limitation FOR [  ]          AGAINST [  ]          ABSTAIN [ ]          1   5    .
             concerning senior securities for the fund.

1   6    .   To adopt a fundamental investment limitation FOR [  ]          AGAINST [  ]          ABSTAIN [ ]          1   6    .
             concerning commodities for the fund.

17.          To amend the    fund's     fundamental
             investment                                   FOR [  ]          AGAINST [  ]          ABSTAIN [ ]          17.
             limitation concerning diversification .

18.          To eliminate the fund's fundamental
             investment                                   FOR [  ]          AGAINST [  ]          ABSTAIN [ ]          18.
             limitation concerning short sales of
             securities.



19.   To eliminate the fund's fundamental investment    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   19.
      limitation concerning margin purchases.

20.   To amend the fund's fundamental investment        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   20.
      limitation concerning borrowing.



21.   To amend the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   21.
      limitation concerning the underwriting of securities.



22.   To amend the fund's fundamental investment        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   22.
      limitation concerning the concentration of its
      investments in a single industry.

23.   To amend the fund's fundamental investment        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   23.
      limitation concerning real estate.

24.   To amend the fund's fundamental investment        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   24.
      limitation concerning lending.



25.          To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   25.
             limitation concerning  investments  in other
             investment companies.

26.          To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   26.
             limitation concerning investments in securities of
             newly-formed issuers.

27.          To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   27.
             limitation concerning investing in oil, gas, and mineral
             exploration programs.

2   8    .   To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2   8    .
             limitation concerning purchasing securities of an
             issuer in which the Trustees or directors and officers of
             the fund or FMR hold more than 5% of the outstanding
             securities of such issuer.


   ATEP    -PXC-   495        cusip #    315917609    /fund#    689
Vote this proxy card TODAY!  Your prompt response will
save Limited Term Tax-Exempt Fund - Institutional Class the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
FIDELITY ADVISOR SERIES VI: FIDELITY ADVISOR LIMITED TERM TAX-EXEMPT FUND - INSTITUTIONAL CLASS
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring and Thomas R. Williams, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VI: Fidelity Advisor Limited Term Tax-Exempt Fund - Institutional Class which the undersigned is entitled to vote at the
Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 14, 1995 at 9:00 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1995
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip #   315917302     /fund#    089

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- --------------------

1.   To elect the 12 nominees specified below as           [  ] FOR all nominees    [  ]            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson     marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.       below).                   vote for all
     Lynch, Gerald C. McDonough, Edward H. Malone,                                  nominees.
     Marvin L. Mann and Thomas R. Williams
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand, L.L.P. as          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust

3.    To amend the Declaration of Trust to provide                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of trustees.

5.    To amend the Declaration of Trust to provide the fund            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      fund    to permit     the fund to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.



7.    To amend the Bylaws of the Trust to require only        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   7.
      Trustee approval of further amendments to the bylaws.

8.    To approve an amended management contract for the       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   8.
      fund.



12.   To amend the fund's investment objective and policies    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   12.
      to provide greater investment latitude to seek high
      current income.



13.   To replace certain of the fund's fundamental         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   13.
      investment policies with non-fundamental policies.





   14.          To adopt a fundamental investment policy
             concerning                                      FOR [  ]          AGAINST [  ]          ABSTAIN [ ]          14.
                the tax-exempt status of distributions
             for the fund.

1   5    .   To adopt a fundamental investment limitation FOR [  ]          AGAINST [  ]          ABSTAIN [ ]          1   5    .
             concerning senior securities for the fund.

1   6    .   To adopt a fundamental investment limitation FOR [  ]          AGAINST [  ]          ABSTAIN [ ]          1   6    .
             concerning commodities for the fund.

17.          To amend the    fund's     fundamental
             investment                                   FOR [  ]          AGAINST [  ]          ABSTAIN [ ]          17.
             limitation concerning diversification
             for the fund.

18.          To eliminate the fund's fundamental
             investment                                   FOR [  ]          AGAINST [  ]          ABSTAIN [ ]          18.
             limitation concerning short sales of
             securities.



19.   To eliminate the fund's fundamental investment    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   19.
      limitation concerning margin purchases.

20.   To amend the fund's fundamental investment        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   20.
      limitation concerning borrowing.



21.   To amend the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   21.
      limitation concerning the underwriting of securities.



22.   To amend the fund's fundamental investment        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   22.
      limitation concerning the concentration of its
      investments in a single industry.

23.   To amend the fund's fundamental investment        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   23.
      limitation concerning real estate.

24.   To amend the fund's fundamental investment        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   24.
      limitation concerning lending.



25.          To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   25.
             limitation concerning investments in other investment
             companies.

26.          To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   26.
             limitation concerning investments in securities of
             newly-formed issuers.

27.          To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   27.
             limitation concerning investing in oil, gas, and mineral
             exploration programs.

2   8    .   To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2   8.
             limitation concerning purchasing securities of an
             issuer in which the Trustees or directors and officers of
             the fund or FMR hold more than 5% of the outstanding
             securities of such issuer.


   ATEP-PXC-495        cusip #    315917302    /fund#    089
Vote this proxy card TODAY!  Your prompt response will
save  Short Intermediate Tax-Exempt Fund - Class A the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
FIDELITY ADVISOR SERIES VI: SHORT INTERMEDIATE TAX-EXEMPT FUND - CLASS A PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring and Thomas R. Williams, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VI: Short Intermediate Tax-Exempt Fund - Class A which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 14, 1995 at 9:00 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1995
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip #    315917500    /fund#    636

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- --------------------

1.   To elect the 12 nominees specified below as           [  ] FOR all nominees    [  ]            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson     marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.       below).                   vote for all
     Lynch, Gerald C. McDonough, Edward H. Malone,                                  nominees.
     Marvin L. Mann and Thomas R. Williams
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand, L.L.P. as          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust

3.    To amend the Declaration of Trust to provide                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of trustees.

5.    To amend the Declaration of Trust to provide the fund            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      fund    to pernit     the fund to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.



7.    To amend the Bylaws of the Trust to require only        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   7.
      Trustee approval of further amendments to the bylaws.

9.    To approve an amended management contract for the       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   9
      fund.

10.   To amend the Class A Distribution and Service Plan      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   10.
      for the fund.



27.   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   27.
      limitation concerning investing in oil, gas, and mineral
      exploration programs.


   ASIT    -PXC-   495        cusip #    315917500    /fund#    636